CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Depositor

Adjustable Rate Mortgage Trust 2005-11

Adjustable Rate Mortgage-Backed Pass-Through Certificates,

Series 2005-11

$[1,041,692,100](Approximate)

Expected Investor Settlement Date: October 31, 2005

TERM SHEET ~ Version 1.0

October 17, 2005

DLJ Mortgage Capital, Inc.

Sponsor and Seller

Wells Fargo Bank, N.A.

Master Servicer, Trust Administrator, Servicer and Back-up Servicer

Select Portfolio Servicing, Inc.

Servicer and Special Servicer

U.S. Bank National Association

Trustee

Credit Suisse First Boston LLC

Underwriter

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information. Such documents may be obtained without charge at the Commission’s website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

Adjustable Rate Mortgage-Backed Pass-Through Certificates,

Series 2005-11

Offered Certificates: $[OFFERED AMOUNT] (Approximate)

Class	Original Balance (+/-5%)	Initial Coupon (%)	Avg. Life Call/Mat. (Years)[1]	Prin. Window Call/Mat. (Months)[1]	Type	Pricing Speed and Assumption	Proj. Net Margin[1]	W.A. MTR[2]	Exp’d Rating[1] S&P/Moody’s / DBRS, Inc.
1-A-1	$[36,415,000]	[4.9325]%[1]	[1.84/1.84]	[1-34/1-34]	Sen/WAC/PT	25 CPB	[2.304]%	[33]	AAA/Aaa/AAA
2-A-1	$[166,340,000]	[5.3677]%[1]	[2.50/2.50]	[1-58/1-58]	Sen/WAC/PT	25 CPB	[2.183]%	[58]	AAA/Aaa/AAA
3-A-1	$[ 90,004,000]	[5.5113]%[1]	[2.50/2.84]	[1-58/1-83]	Sen/WAC/PT	25 CPB	[2.000]%	[82]	AAA/Aaa/AAA
4-A-1	$[315,265,000]	[5.5802]%[1]	[2.51/2.51]	[1-58/1-58]	SuperSen/WAC/PT	25 CPB	[1.917]%	[58]	AAA/Aaa/AAA
4-A-2	$[22,822,000]	[5.5802]%[1]	[2.51/2.51]	[1-58/1-58]	SenSupport/WAC/PT	25 CPB	[1.917]%	[58]	AAA/Aa1/AAA
5-A-1	$[311,562,000]	[TBD][1]	[2.32/2.53]	[1-77/1-172]	SuperSen/Floater	30 CPR	[3.084]%	[49]	AAA/Aaa/AAA
5-A-2	$[34,610,000]	[TBD][1]	[2.32/2.53]	[1-77/1-172]	SenSupport/Floater	30 CPR	[3.084]%	[49]	AAA/Aaa/AAA
AR	$ [50]	[4.9325]%[1]	[0.07/0.07]	[1-1/1-1]	Sen/Residual	[NA]	[NA]	[TBD]	AAA/NR/AAA
AR-L	$ [50]	[4.9325]%[11]	[0.07/0.07]	[1-1/1-1]	Sen/Residual	[NA]	[NA]	[TBD]	AAA/NR/ AAA

Information is preliminary and subject to final collateral, rating agency approval and legal review. The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the final collateral. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

_________________________

 (1) Weighted average lives and principal windows with respect to the Group 1, Group 2, Group 3 and Group 4 Certificates (as defined herein) will be calculated to ‘Call’ assuming the related 10% optional termination is exercised and all related mortgage loans pay down on their initial reset date; and to ‘Maturity’ assuming all related mortgage loans pay down on their initial reset date; in both cases assuming the related Pricing Speed and Assumptions stated above.

 (2) Based on weighted average information on the assumed collateral as of the Cut-off Date.

 (3) The senior offered certificates, other than the Class AR and Class AR-L Certificates, are expected to be rated by Standard & Poor's Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Dominion Bond Rating Service, Inc. (“DBRS”). The Class AR and Class AR-L Certificates are expected to be rated by S&P and DBRS.

 (4) The initial pass-through rate on the Class 1-A-1 Certificates is expected to be approximately [4.9325]% per annum. After the first distribution date, the per annum pass-through rate on the Class 1-A-1 Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

 (5) The initial pass-through rate on the Class 2-A-1 Certificates is expected to be approximately [5.3677]% per annum. After the first distribution date, the per annum pass-through rate on the Class 2-A-1 Certificates will equal the weighted average of the net interest rates on the group 2 mortgage loans (30/360 accrual basis, 24 day delay).

 (6) The initial pass-through rate on the Class 3-A-1 Certificates is expected to be approximately [5.5113]% per annum. After the first distribution date, the per annum pass-through rate on the Class 3-A-1 Certificates will equal the weighted average of the net interest rates on the group 3 mortgage loans (30/360 accrual basis, 24 day delay).

 (7) The initial pass-through rate on the Class 4-A-1 Certificates is expected to be approximately [5.5802]% per annum. After the first distribution date, the per annum pass-through rate on the Class 4-A-1 Certificates will equal the weighted average of the net interest rates on the group 4 mortgage loans (30/360 accrual basis, 24 day delay).

 (8) The initial pass-through rate on the Class 4-A-2 Certificates is expected to be approximately [5.5802]% per annum. After the first distribution date, the per annum pass-through rate on the Class 4-A-2 Certificates will equal the weighted average of the net interest rates on the group 4 mortgage loans (30/360 accrual basis, 24 day delay).

 (9) The initial pass-through rate on the Class 5-A-1 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-A-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 5 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 5 mortgage loans, the Class 5-A-1 certificate margin will increase to twice the original margin.

 (10) The initial pass-through rate on the Class 5-A-2 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-A-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 5 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 5 mortgage loans, the Class 5-A-2 certificate margin will increase to twice the original margin.

 (11) The initial pass-through rate on the Class AR and Class AR-L Certificates is expected to be approximately [4.9325]% per annum. After the first distribution date, the per annum pass-through rate on the Class AR and Class AR-L Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

Adjustable Rate Mortgage-Backed Pass-Through Certificates,

Series 2005-1

Offered Certificates (cont.)

Class	Original Balance (+/-5%)	Initial Coupon (%)	Avg. Life Call/Mat. (Years)[1]	Prin. Window Call/Mat. (Months)[1]	Type	Pricing Speed and Assumption	Proj. Net Margin[2]	W.A. MTR[2]	Exp’d Rating[3] S&P/ Moody’s /DBRS, Inc.
5-M-1	$[12,803,000]	[TBD][4]	[4.43/4.78]	[39-77/39-119]	Sub/Floater	30 CPR	[3.084]%	[49]	AA/Aa2/AA
5-M-2	$[ 8,290,000]	[TBD][5]	[4.39/4.62]	[38-77/38-103]	Sub/Floater	30 CPR	[3.084]%	[49]	A/A2/A (Hi)
5-M-3	$[5,650,000]	[TBD][6]	[4.33/4.37]	[37-77/37-86]	Sub/Floater	30 CPR	[3.084]%	[49]	BBB/Baa2/BBB (Hi)
5-M-4	$[1,880,000]	[TBD][7]	[4.04/4.04]	[37-67/37-67]	Sub/Floater	30 CPR	[3.084]%	[49]	BBB-/Baa3/BBB
5-M-5	$[1,887,000]	[TBD][8]	[3.63/3.63]	[37-57/37-57]	Sub/Floater	30 CPR	[3.084]%	[49]	BB+/Ba2/BBB (Lo)
C-B-1	$[20,296,000]	[5.477]%[9]	[4.19/4.31]	[1-58/1-83]	Sub/WAC/PT	25 CPB	[2.022]%	[60]	[TBD/TBD/TBD]
C-B-2	$[ 8,456,000]	[5.477]%[9]	[4.19/4.31]	[1-58/1-83]	Sub/WAC/PT	25 CPB	[2.022]%	[60]	[TBD/TBD/TBD]
C-B-3	$[ 5,412,000]	[5.477]%[9]	[4.19/4.31]	[1-58/1-83]	Sub/WAC/PT	25 CPB	[2.022]%	[60]	[TBD/TBD/TBD]

Non-Offered Certificates

Class	Original Balance (+/-5%)	Initial Coupon (%)	Avg. Life Call/Mat. (Years)[1]	Prin. Window Call/Mat. (Months)[2]	Type	Pricing Speed and Assumption	Proj. Net Margin[3]	W.A. MTR	Exp’d Rating[4] S&P/ Moody’s / DBRS, Inc.
C-B-4	$[4,736,000]	[5.477]%[9]	N/A	N/A	Sub/WAC/PT	25 CPR	[2.022]%	[60]	[TBD/TBD/TBD]
C-B-5	$[4,059,000]	[5.477]%[9]	N/A	N/A	Sub/WAC/PT	25 CPR	[2.022]%	[60]	[TBD/TBD/TBD]
C-B-6	$[2,706,295]	[5.477]%[9]	N/A	N/A	Sub/WAC/PT	25 CPR	[2.022]%	[60]	NR/NR/NR
5-X	$[0]	N/A	N/A	N/A	Residual	N/A	N/A	N/A	NR/NR/NR
P	$[0][1]	N/A	N/A	N/A	Residual	N/A	N/A	N/A	NR/NR/NR

_________________________

 (1) Weighted average lives and principal windows with respect to the Class C-B Certificates will be calculated to ‘Call’ assuming the related 10% optional termination is exercised and all related mortgage loans pay down on their initial reset date; and to ‘Maturity’ assuming all related mortgage loans pay down on their initial reset date; in both cases assuming the related Pricing Speed and Assumptions stated above.

 (2) Based on weighted average information on the assumed collateral as of the Cut-off Date.

 (3) The subordinate offered certificates and the non-offered certificates, other than the Class C-B-6, Class 5-X and Class P Certificates, may be rated by one or more rating agencies.

 (4) The initial pass-through rate on the Class 5-M-1 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-M-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 5 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 5 mortgage loans the Class 5-M-1 certificate margin will increase by 0.50%.

 (5) The initial pass-through rate on the Class 5-M-2 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-M-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 5 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 5 mortgage loans the Class 5-M-2 certificate margin will increase by 0.50%.

 (6) The initial pass-through rate on the Class 5-M-3 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-M-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 5 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 5 mortgage loans the Class 5-M-3 certificate margin will increase by 0.50%.

 (7) The initial pass-through rate on the Class 5-M-4 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-M-4 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 5 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 5 mortgage loans the Class 5-M-4 certificate margin will increase by 0.50%.

 (8) The initial pass-through rate on the Class 5-M-5 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-M-5 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 5 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 5 mortgage loans the Class 5-M-5 certificate margin will increase by 0.50%.

 (9) The initial pass-through rate on the Class C-B Certificates is expected to be approximately [5.477]% per annum. After the first distribution date, the per annum pass-through rate on the Class C-B Certificates will equal the weighted average of the net interest rates on the group 1, group 2, group 3 and group 4 mortgage loans, as further described in the prospectus supplement (30/360 accrual basis, 24 day delay).

 (10) The Class P Certificates will receive prepayment penalty premiums from certain mortgage loans. The Class P Certificates are not offered hereby.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

I. SUMMARY

Issuer	Adjustable Rate Mortgage Trust 2005-11.
Title of Series	Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-11.
Depositor	Credit Suisse First Boston Mortgage Securities Corp.
Sponsor and Seller	DLJ Mortgage Capital, Inc.
Servicers

Bank One, N.A., Countrywide Home Loans Servicing LP, EverBank, First Horizon Home Loan Corporation, GMAC Mortgage Corporation, IndyMac Bank, F.S.B., Ocwen Loan Servicing, LLC, Select Portfolio Servicing, Inc. (“SPS”) (see “SPS servicing risk” herein) and Wells Fargo Bank N.A., (“Wells Fargo”).

Back-up Servicer	Wells Fargo (only with respect to the SPS-serviced mortgage loans).
Special Servicer	SPS.
Master Servicer	Wells Fargo.
Trustee	U.S. Bank National Association.
Trust Administrator	Wells Fargo.
Mortgage Pool

[4,050] adjustable-rate mortgage loans with an aggregate principal balance of approximately $[1,053,194,286.47] as of the cut-off date, secured by first liens on one- to four-family residential properties. Generally, after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust semi-annually or annually based on an index plus a margin. The mortgage pool consists of five groups of mortgage loans. Group 1 is generally comprised of mortgage loans with an initial fixed rate period of 3 years, Groups 2 and 4 are generally comprised of mortgage loans with an initial fixed rate period of 5 years, Group 3 is generally comprised of mortgage loans with an initial fixed rate period of 7 years, and Group 5 is generally comprised of mortgage loans with an initial fixed rate period of 1, 2, 3 or 5 years.

Designation Balance	Number of Mortgage Loans	Cut-off Date Principal
Group 1	[102]	$[39,051,383.69]
Group 2	[489]	$[178,380,810.62]
Group 3	[346]	$[96,518,714.66]
Group 4	[1,670]	$[362,560,486.39]
Group 5	[1,443]	$[376,682,891.11]

Approximately [90.59]%, [85.81]%, [86.85]%, [97.07]% and [68.75]% of the groups 1, 2, 3, 4 and 5 mortgage loans, respectively, do not provide for any payments of principal prior to their first adjustment date, or, with respect to certain groups 1 and 5 mortgage loans, five years from the date of origination, or, with respect to certain groups 1, 2, 3, 4 and 5 mortgage loans, ten years from the date of origination.

Information contained herein reflects the October 1, 2005 cut-off date scheduled balances. Collateral information contained herein is indicative. On the closing date, the aggregate principal balance of the mortgage loans in loan groups 1, 2, 3 and 4 will equal the aggregate principal balance of the Groups 1, 2, 3 and 4 Certificates and the Class C-B Certificates. On the closing date, the aggregate principal balance of the mortgage loans in loan groups 5, along with any amounts on deposit in the prefunding account, will equal the aggregate principal balance of the Group 5 Certificates. For further collateral information, see “Collateral Summary” and “Collateral Details” herein.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

[Prefunding Amount]	[Approximately [10]%].
[Capitalized Interest Account]	[TBD]
Cut-off Date	October 1, 2005.
Closing Date	On or about October 31, 2005.
Investor Settlement Date	On or about October 31, 2005.
Distribution Dates	On the 25th day of each month, or if the 25th day is not a business day, on the succeeding business day beginning in November 2005.
Scheduled Final Distribution Date	The distribution date in [February 2035]. The actual final distribution date could be substantially earlier.
Maturity Date	[February 25, 2035].
Offered Certificates

Class 1-A-1, Class AR and Class AR-L Certificates (the “Group 1 Certificates”),

Class 2-A-1 Certificates (the “Group 2 Certificates”),

Class 3-A-1 Certificates (the “Group 3 Certificates”),

Class 4-A-1 Certificates and Class 4-A-2 Certificates (the “Group 4 Certificates”),

Class 5-A-1 Certificates and Class 5-A-2 Certificates (together, the “Group 5 Senior Certificates”),

Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4 and Class 5-M-5 Certificates (together, the “Group 5 Subordinate Certificates,” and together with the Group 5 Senior Certificates and the Class 5-X Certificates, the “Group 5 Certificates”),

Group 1 Certificates, Group 2 Certificates, Group 3 Certificates, Group 4 Certificates and Group 5 Senior Certificates (together, the “Senior Certificates”),

Class C-B-1, Class C-B-2 and Class C-B-3 Certificates (together with the Senior Certificates and the Group 5 Subordinate Certificates, the “Offered Certificates”).

Privately Offered Certificates

Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the “Class C-B Certificates”), the Class P Certificates and the Class 5-X Certificates.

Form of Offered Certificates	The Offered Certificates, other than the Class AR and Class AR-L Certificates, will be book-entry certificates. The Class AR and Class AR-L Certificates will be physical certificates.
Minimum Denominations

The Offered Certificates, other than the Class AR and Class AR-L Certificates, will be issued in minimum denominations (by principal balance) of $25,000 and integral multiples of $1 in excess thereof. The Class AR and Class AR-L Certificates will be issued in minimum percentage interests of 20%.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

Accrual Periods

For any distribution date and any class of Offered Certificates, other than the Group 5 Certificates, the calendar month immediately preceding that distribution date. For any distribution date and the Group 5 Certificates, the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding the related distribution date.

Day Count

For any distribution date and any class of Offered Certificates, other than the Group 5 Certificates, interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. For any distribution date and the Group 5 Certificates, interest will be calculated on the basis of a 360-day year and the actual number of days elapsed in each accrual period.

Delay Days	For any distribution date and any class of Offered Certificates other than the Group 5 Certificates, 24 days. For any distribution date and the Group 5 Certificates, 0 days.
Optional Termination

On any distribution date on which the aggregate outstanding stated principal balance of the group 1, group 2, group 3 and group 4 mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, the terminating entity may, but will not be required to, purchase from the trust all remaining group 1, group 2, group 3 and group 4 mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group 1, Group 2, Group 3, Group 4 and Class C-B Certificates.

On any distribution date on which the aggregate outstanding stated principal balance of the group 5 mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date (plus amounts on deposit in the prefunding account on the closing date, if any), the terminating entity may, but will not be required to, purchase from the trust all remaining group 5 mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group 5 Certificates.

Ratings

The Offered Certificates are expected to be rated by Moody’s Investors Service, Inc. (“Moody’s), Dominion Bond Rating Service, Inc. (“DBRS”) and/or Standard & Poor’s Ratings Services (“S&P”), with the ratings indicated in the table on page 2 above. Certain of the Class C-B Certificates may be rated by Moody’s, DBRS and/or S&P.

ERISA Considerations

The Offered Certificates, other than the Class AR and Class AR-L Certificates, may be eligible for purchase by transferees acting for, or on behalf of, employee benefit plans or other retirement arrangements that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations described in the prospectus supplement. Sales of the Class AR and Class AR-L Certificates to such plans or retirement arrangements are prohibited, except as described in the prospectus supplement.

Federal Income Tax Consequences

For federal income tax purposes, the depositor will cause multiple separate real estate mortgage investment conduit (“REMIC”) elections to be made with respect to the trust (exclusive of the assets held in the basis risk reserve fund). The Offered Certificates, other than the Class AR and Class AR-L Certificates, will represent ownership of regular interests in the upper tier REMIC. These certificates will generally be treated as representing ownership of debt for federal income tax purposes. Holders of these certificates will be required to include as income all interest and original issue discount, if any, on such certificates in accordance with the accrual method of accounting, regardless of the certificateholders’ usual methods of accounting. In addition, the Group 5 Certificates, other than the Class 5-X Certificates, will be treated as having a right to receive certain payments from the related basis risk reserve fund. For federal income tax purposes, the Class AR-L Certificates will represent ownership of the residual interests in the lower-tier REMICs, which will hold the mortgage loans, and the Class AR Certificates will represent ownership of the residual interest in each remaining REMIC.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

Legal Investment

When issued, the Offered Certificates, other than the Class 5-M-2, Class 5-M-3, Class 5-M-4, Class 5-M-5, Class C-B-2 and Class C-B-3 Certificates, will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”). You should consult your legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for you.

Principal and Interest Advancing

Each servicer (or if a servicer fails to make an advance, the master servicer), will make cash advances with respect to delinquent scheduled payments of principal and interest on any mortgage loan serviced by it, to the extent they are deemed recoverable.

Compensating Interest	Each servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the prospectus supplement.
Servicing Transfer

It is anticipated that on or about [December 1, 2005], the servicing function for all or a portion of the mortgage loans serviced by SPS will be transferred to a successor servicer that meets the requirements of a successor servicer in the pooling and servicing agreement.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

SPS Servicing Risk

Select Portfolio Servicing, Inc. changed its name from Fairbanks Capital Corp. on June 30, 2004.

SPS maintains an “Average” rating with a “Positive” outlook with Standard and Poor’s Ratings Services, a division of the McGraw Hill Companies, Inc. and an “SQ3” rating with Moody’s Investors Service. Fitch Ratings has given SPS the following residential primary servicer ratings: “RPS2-” for subprime, home equity and Alt A products and “RSS2-” for special servicing.

On May 18, 2004, the United States District Court for the District of Massachusetts entered its final approval of the settlement of approximately 40 putative class action cases and made permanent its December 10, 2003 injunction that had the effect of staying all litigation against SPS relating to the claims addressed by the settlement agreement. The injunction excludes counterclaims and defenses that might arise out of foreclosure proceedings that SPS initiates and individuals who excluded themselves from the settlement to pursue individual claims for relief. The settlement contemplates that plaintiff’s redress would come, in part, from the redress fund established in connection with SPS’ settlement with the Federal Trade Commission (“FTC”) and the U.S. Department of Housing and Urban Development (“HUD”) described herein.

On May 5, 2004, a West Virginia state court entered an order approving a settlement between SPS and plaintiffs in a putative class action in which plaintiffs alleged that certain of SPS’s fees violated provisions of the West Virginia Code and sought an injunction, declaratory relief, actual damages, civil penalties, punitive damages, attorneys’ fees, and other relief from SPS. Under the settlement, SPS may resume its previously enjoined foreclosure activities in West Virginia, subject to compliance with applicable law. The settlement requires the approximately 300 West Virginia loans that were in one of two specific categories (i.e., real estate owned or foreclosure) as of January 7, 2003 to be reviewed by a three person panel, including a representative of SPS, to resolve any customer disputes that may exist regarding charges assessed by SPS on such customers’ accounts and/or SPS’s right to foreclose. As part of the settlement the parties disagreed on certain fundamental issues of foreclosure law and reserved the right to submit these questions to the West Virginia Supreme Court. On May 13, 2004, the West Virginia Supreme Court accepted a petition to certify questions under West Virginia law regarding the alleged existence of (i) an obligation of lenders to consider alternative remedies to cure a default prior to pursuing non judicial foreclosure, and (ii) an obligation of foreclosure trustees to (x) review account records to ascertain the actual amount due prior to foreclosure, and (y) consider objections to foreclosure raised by homeowners. A hearing was held in late 2004 and the West Virginia Supreme Court ruled in favor of SPS on these questions, finding that no such obligations exist under West Virginia law. This ruling clarifies such questions for the real estate lending industry in West Virginia.

On November 12, 2003, SPS announced that it had entered into a final settlement agreement with the FTC and HUD to resolve issues raised during their review of SPS’s servicing practices. As part of the settlement, SPS agreed to pay to the FTC the amount of $40 million for the creation of a redress fund for the benefit of consumers allegedly harmed by SPS and to implement certain practices on a prospective basis.

SPS has recently entered into consent agreements with regulatory agencies in Florida, Massachusetts, Michigan, Colorado, California, West Virginia, Kansas and Illinois, which provide for provisions similar to some of those contained in the consent order entered into with the FTC and HUD. While not admitting any liability in any of those agreements, SPS agreed to refund certain amounts to Florida, Massachusetts, California, West Virginia, Kansas and Michigan consumers identified by regulators in those states.

During 2003 and 2004 SPS experienced an increased level of scrutiny from various state regulatory agencies and a few states conducted or commenced formal investigations. At present, SPS has concluded all material state regulatory actions in a satisfactory manner and has procedures and controls in place to monitor compliance with the resulting state settlements and consent orders. As a licensed servicer, SPS is examined for compliance with state and local laws by numerous state agencies. No assurance can be given that SPS’s regulators will not inquire into its practices, policies or procedures in the future. It is possible that any of SPS’s regulators will order SPS to change or revise its practices, policies or procedures in the future. Any such change or revisions may have a material impact on the future income from SPS’s operations.

The occurrence of one or more of the foregoing events or a determination by any court or regulatory agency that SPS’s policies and procedures do not comply with applicable law could lead to further downgrades by one or more rating agencies, a transfer of SPS’s servicing responsibilities, increased delinquencies on the mortgage loans serviced by SPS, delays in distributions on the Offered Certificates, losses on the Offered Certificates, or any combination of these events. In addition, such developments could result in SPS’s insolvency or bankruptcy, and there can be no assurance, in the event of a bankruptcy proceeding, that SPS could reorganize successfully in bankruptcy.

On August 12, 2005, Credit Suisse First Boston (USA), Inc., an affiliate of DLJ Mortgage Capital, announced that it had agreed to acquire all of the outstanding stock of SPS’s parent from the current shareholders.

The proposed acquisition is subject to the satisfaction of certain conditions, such as the receipt of regulatory and other approvals, and there can be no assurance that the proposed acquisition will be consummated. The acquisition, should it occur, would be expected to close during the fourth quarter of 2005.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

II. CREDIT ENHANCEMENT (Groups 1 – 4)

Subordination

The Group 1, Group 2, Group 3 and Group 4 Certificates will receive distributions of interest and principal before the Class C-B Certificates are entitled to receive distributions of interest or principal. The Class C-B Certificates absorb most losses, in reverse order of principal priority, on the group 1, 2, 3 and 4 mortgage loans prior to the Group 1, Group 2, Group 3 and Group 4 Certificates.

NOTE: The Class C-B Certificates represent interests in the group 1, 2, 3 and 4 mortgage loans; consequently, the Class C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Realized Losses

Any realized loss with respect to a group 1, group 2, group 3 or group 4 mortgage loan, except for excess losses (as described below), will be allocated as follows:

(a)  first, to the Class C-B-6 Certificates, until its class principal balance is reduced to zero;

(b) second, to the Class C-B-5 Certificates, until its class principal balance is reduced to zero;

(c)  third, to the Class C-B-4 Certificates, until its class principal balance is reduced to zero;

(d) fourth, to the Class C-B-3 Certificates, until its class principal balance is reduced to zero;

(e)  fifth, to the Class C-B-2 Certificates, until its class principal balance is reduced to zero;

(f)  sixth, to the Class C-B-1 Certificates, until its class principal balance is reduced to zero; and

(g) seventh, with respect to realized losses with respect to group 1, group 2 and group 3 mortgage loans, to the senior certificates of the related loan group and, with respect to the group 4 mortgage loans, first, to the Class 4-A-2 Certificates and, second, to the Class 4-A-1 Certificates, until, in each case, their respective class principal balances have been reduced to zero.

Excess Losses

On each distribution date, excess losses with respect to principal will be allocated pro rata among the Group 1 Certificates, Group 2 Certificates, Group 3 Certificates, Group 4 Certificates and Class C-B Certificates, based on their respective class principal balances. Excess losses are special hazard losses, bankruptcy losses and fraud losses in excess of certain amounts. Accordingly, the Class C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against special hazard losses, bankruptcy losses and fraud losses.

Note: The Class C-B Certificates are allocated excess losses from mortgage loans in loan groups 1, 2, 3 and 4; consequently, disproportionately high special hazard, bankruptcy or fraud losses in one loan group could adversely impact protection to unrelated Group 1, Group 2, Group 3 and Group 4 Certificates for these types of losses.

Groups 1 – 4 Credit Enhancement Percentages

For any certificate on any distribution date, a fraction, expressed as a percentage, the numerator of which is the sum of the aggregate class principal balance of the C-B Certificates subordinate to that certificate, after giving effect to payments on such distribution date, and the denominator of which is the aggregate loan group balance for the group 1, 2, 3 and 4 mortgage loans for such distribution date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

Initial Groups 1 – 4 Credit Enhancement Percentages:
Class	Approximate Expected Initial Credit Enhancement* (%)
Senior Certificates	[6.75]
C-B-1	[3.75]
C-B-2	[2.50]
C-B-3	[1.70]
C-B-4	[1.00]
C-B-5	[0.40]
C-B-6	[0.00]
*Based on collateral cut-off balance. Subject to a +/- 0.50% variance

Shifting of Interests

Except as described below, the Group 1, Group 2, Group 3 and Group 4 Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the seventh anniversary of the first distribution date. During the next four years, the senior certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments. This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments. If the subordinate percentage on or after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 100% of their pro rata share of principal prepayments.

Cross-Collateralization

In certain limited circumstances, principal and interest collected from any of the group 1, 2, 3 and 4 mortgage loans may be used to pay principal or interest, or both, to the senior certificates unrelated to that loan group.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

III. DISTRIBUTIONS (Groups 1 - 4)

Available Distribution Amount

For any distribution date and each of the group 1, 2, 3 and 4 mortgage loans, the sum of: (i) scheduled payments and advances on the related mortgage loans, net of related servicing, trustee, and insurance fees, as applicable; (ii) insurance and liquidation proceeds, net of unreimbursed liquidation expenses; (iii) principal prepayments received during the related prepayment period, excluding prepayment penalties; (iv) amounts received in respect of a repurchase by the seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed; (v) compensating interest; (vi) recoveries; and (vii) any amount paid in connection with an optional termination, up to the amount of the par value for the related group.

Priority of distributions

Distributions will in general be made to the extent of the available funds for the related loan group in the order and priority as follows:

1.    First, to the related senior certificates, pro-rata, accrued and unpaid interest at their respective pass-through rates on their respective class principal balances,

2.    Second, to the related senior certificates, as principal, the related senior principal distribution amount as described below under the heading “Distributions of principal,”

3.    Third, in limited circumstances, to the unrelated senior certificates,

4.    Fourth, to each class of Class C-B Certificates, interest and then principal in increasing order of numerical class designation, and

5.  Fifth, to the Class AR or Class AR-L Certificates, as appropriate, the remainder (which is expected to be zero).

Distribution of principal

On each distribution date, an amount up to the Group 1 senior principal distribution amount for that distribution date will be distributed as principal pro rata to the Class AR Certificates and Class AR-L Certificates, until their respective class principal balances are reduced to zero, and then to the Class 1-A-1 Certificates, until its class principal balance is reduced to zero.

On each distribution date, an amount up to the Group 2 senior principal distribution amount for that distribution date will be distributed as principal to the Class 2-A-1 Certificates, until its class principal balance is reduced to zero.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

On each distribution date, an amount up to the Group 3 senior principal distribution amount for that distribution date will be distributed as principal to the Class 3-A-1 Certificates, until its class principal balance is reduced to zero.

On each distribution date, an amount up to the Group 4 senior principal distribution amount for that distribution date will be distributed as principal to the Class 4-A-1 and Class 4-A-2 Certificates, pro rata, until their respective class principal balances are reduced to zero.

On each distribution date, an amount up to the amount of the subordinate principal distribution amount for that distribution date will be distributed as principal to the Class C-B Certificates, to the extent of the aggregate available funds remaining after distribution of interest and principal to the related Senior Certificates. Each class of Class C-B Certificates will be entitled to receive its pro rata share, based on its respective class principal balance, of the subordinate principal distribution amount. Distributions of principal to the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the subordinate principal distribution amount for that distribution date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

IV.	CREDIT ENHANCEMENT (Group 5)
Overcollateralization

The group 5 mortgage loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to pay monthly interest on the Group 5 Certificates and certain related trust expenses. This excess interest will be applied to pay principal on the Group 5 Certificates (other than the Class 5-X Certificates) in order to create and maintain the required level of overcollateralization. The overcollateralization will be available to absorb losses on the group 5 mortgage loans. The required level of overcollateralization may increase or decrease over time. We cannot assure you that sufficient interest will be generated by the group 5 mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the group 5 mortgage loans.

Overcollateralization Amount

For any distribution date will be equal to the amount, if any, by which (x) the aggregate loan group balance of the group 5 mortgage loans for such distribution date exceeds (y) the aggregate class principal balance of the Group 5 Certificates after giving effect to payments on such distribution date.

Initial Overcollateralization	As of the closing date, the overcollateralization amount will be equal to approximately [0.00]%.
Targeted Overcollateralization Amount

For any distribution date prior to the stepdown date, approximately [0.85]% of the aggregate loan group balance of the group 5 mortgage loans as of the cut-off date. For any distribution date on or after the stepdown date and with respect to which a trigger event is not in effect, the greater of (a) [1.70]% of the aggregate loan group balance of the group 5 mortgage loans for such distribution date, or (b) [0.50]% of the aggregate loan group balance of the group 5 mortgage loans as of the cut-off date. For any distribution date on or after the stepdown date with respect to which a trigger event is in effect and is continuing, the targeted overcollateralization amount for the distribution date immediately preceding such distribution date.

Stepdown Date

The later to occur of (a) the distribution date in [November 2008], and (b) the first distribution date on which the senior enhancement percentage is equal to or greater than two times the initial targeted credit enhancement percentage for the Group 5 Senior Certificates.

Group 5 Credit Enhancement Percentage	Initial Group 5 Credit Enhancement Percentages:

	Class	Approximate Expected Initial Credit Enhancement* (%)	Approximate Expected Initial Target Credit Enhancement* (%)	Approximate Expected Final Target Credit Enhancement** (%)
	5-A	[8.10]	[8.95]	[17.90]
	5-M-1	[4.70]	[5.55]	[11.10]
	5-M-2	[2.50]	[3.35]	[6.70]
	5-M-3	[1.00]	[1.85]	[3.70]
	5-M-4	[0.50]	[1.35]	[2.70]
	5-M-5	[0.00]	[0.85]	[1.70]

*Prior to the stepdown date, based on collateral cut-off balance.
**After stepdown date, based on current pool balance.
Note: Class 5-A represents the aggregate balance of the Group 5 Senior Certificates.
Initial Hard Subordination to Class 5-A-1: [17.29]%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

Trigger Event

A trigger event will occur for any distribution date if either (i) the average of the delinquency rates for each of the three (or one and two, in the case of the first and second distribution dates) immediately preceding months as of the last day of the related collection period equals or exceeds [34.00]% of the senior enhancement percentage for such distribution date or (ii) the cumulative realized losses as a percentage of the original aggregate collateral balance on the closing date for such distribution date is greater than the percentage set forth below:

Range of Distribution Dates             Cumulative Loss Percentage

November 2008 – October 2009         [1.00]%

November 2009 – October 2010         [1.28]%

November 2010 – October 2011         [1.57]%

November 2011 and thereafter            [1.85]%

Delinquency Rate

With respect to any distribution date, the fraction, expressed as a percentage, the numerator of which is the aggregate loan group balance of the group 5 mortgage loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan group balance of the group 5 mortgage loans as of the close of business on the last day of such month.

Subordination

The Group 5 Senior Certificates will have a payment priority over the Group 5
Subordinate Certificates. Each class of Group 5 Subordinate Certificates will be subordinate to each other class of subordinate certificates with a higher payment priority.

Losses on the group 5 mortgage loans will first reduce the available excess interest and then reduce the overcollateralization amount. If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group 5 Subordinate Certificates, in the reverse order of their priority of payment, until the principal amount of all classes of Group 5 Subordinate Certificates are reduced to zero. On and after the Credit Support Depletion Date, losses from the group 5 mortgage loans will be allocated to the Class 5-A-2 Certificates until its class principal balance is reduced to zero. No losses will be allocated to the Class 5-A-1 Certificates.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

  V. DISTRIBUTIONS (Group 5)

Interest Remittance Amount

For any distribution date and loan group 5, the sum of (i) scheduled interest payments (other than payaheads) and advances on the mortgage loans in the related loan group for the related collection period, the interest portion of payaheads previously received and intended for application in the related collection period and the interest portion of all payoffs (net of payoff interest for such distribution date) and curtailments received on the mortgage loans during the related prepayment period, less (x) the applicable expense fees with respect to such mortgage loans and (y) unreimbursed advances and other amounts due to the master servicer, the applicable servicer and the trust administrator with respect to such mortgage loans, to the extent allocable to interest, (ii) compensating interest, (iii) the portion of any substitution adjustment amount and purchase price paid with respect to such mortgage loans during the related collection period, in each case allocable to interest and amounts paid in connection with an optional termination, up to the amount of the interest portion of the par value for the related loan group and (iv) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to interest, and unpaid expense fees) collected with respect to the mortgage loans in the related loan group during the related collection period, to the extent allocable to interest.

Distributions of Interest

The pass-through rate for each class of Group 5 Certificates, other than the Class 5-X Certificates, for each distribution date is a per annum rate equal to the least of (i) the sum of the one-month LIBOR for that distribution date plus the related certificate margin, (ii) the group 5 net funds cap, and (iii) [11.00]%.

The amount of interest payable on each distribution date in respect of each class of Group 5 Certificates, other than the Class 5-X Certificates, will equal the sum of (1) current interest for such class on such date and (2) any carryforward interest for such class and date.

On each distribution date, the interest remittance amount for such date will be paid in the following order of priority:

(1) to the Group 5 Senior Certificates, pro rata based on amounts due, current interest and any carryforward interest for such class and such distribution date;

(2) to the Class 5-M-1 Certificates, current interest and any carryforward interest for such class and such distribution date;

(3) to the Class 5-M-2 Certificates, current interest and any carryforward interest for such class and such distribution date;

(4) to the Class 5-M-3 Certificates, current interest and any carryforward interest for such class and such distribution date;

(5) to the Class 5-M-4 Certificates, current interest and any carryforward interest for such class and such distribution date;

(6) to the Class 5-M-5 Certificates, current interest and any carryforward interest for such class and such distribution date; and

(7) for application as part of monthly excess cashflow for such distribution date, as described below, any interest remittance amount remaining after application pursuant to clauses (1) through (6) above for such distribution date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

Principal Remittance Amount

For any distribution date and loan group 5, the sum of (i) scheduled principal payments (other than payaheads) and advances on the mortgage loans in the related loan group, net of unreimbursed advances, servicing advances and other amounts due to the servicers, the trustee, the master servicer and the trust administrator with respect to the mortgage loans in the related loan group (to the extent allocable to principal), and the principal portion of payaheads previously received and intended for application in the related collection period, (ii) principal prepayments received during the related prepayment period, (iii) amounts received in respect of a repurchase by the seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed, (iv)  amounts paid in connection with an optional termination, up to the amount of the par value for the related loan group, (v) the portion of any substitution adjustment amount paid with respect to any deleted mortgage loans during the related collection period allocable to principal, (vi) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to principal) and recoveries, if any, collected with respect to the mortgage loans in the related loan group during the related collection period, to the extent allocable to principal, and (vii) if applicable, amounts withdrawn from the related Group 5 interest rate cap account to cover realized losses on the group 5 mortgage loans incurred during the related collection period.

Overcollateralization Release Amount

For any distribution date will be equal to the lesser of (x) the principal remittance amount for such distribution date and (y) the amount, if any, by which (1) the overcollateralization amount for such date, calculated for this purpose on the basis of the assumption that 100% of the aggregate of the principal remittance amount for such date is applied on such date in reduction of the aggregate of the class principal balances of the Group 5 Certificates, exceeds (2) the targeted overcollateralization amount for such date.

Principal Payment Amount	For any distribution date and loan group 5 will be equal to the principal remittance amount for such date minus the overcollateralization release amount, if any, for such date.
Senior Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the class principal balance of the Group 5 Senior Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of [82.10]% and (ii) the aggregate loan balance for loan group 5 for such distribution date and (B) the amount, if any, by which (i) the aggregate loan balance for loan group 5 mortgage loans for such distribution date exceeds (ii) [0.50]% of the aggregate loan group balance for loan group 5 as of the cut-off date.

Credit Support Depletion Date	The first distribution date on which the aggregate class principal balance of the Group 5 Subordinate Certificates has been or will be reduced to zero.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

Class 5-M-1 Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 5 Senior Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 5-M-1 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [88.90]% and (ii) the aggregate loan group balance for loan group 5 for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan group 5 for such distribution date exceeds (ii) [0.50]% of the aggregate loan group balance for loan group 5 as of the cut-off date.

Class 5-M-2 Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 5 Senior Certificates and the Class 5-M-1 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 5-M-2 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [93.30]% and (ii) the aggregate loan group balance for loan group 5 for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan group 5 for such distribution date exceeds (ii) [0.50]% of the aggregate loan group balance for loan group 5 as of the cut-off date.

Class 5-M-3 Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 5 Senior Certificates, the Class 5-M-1 Certificates and the Class 5-M-2 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 5-M-3 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [96.30]% and (ii) the aggregate loan group balance for loan group 5 for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan group 5 for such distribution date exceeds (ii) [0.50]% of the aggregate loan group balance for loan group 5 as of the cut-off date.

Class 5-M-4 Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 5 Senior Certificates, the Class 5-M-1 Certificates, the Class 5-M-2 Certificates and the Class 5-M-3 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 5-M-4 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [97.30]% and (ii) the aggregate loan group balance for loan group 5 for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan group 5 for such distribution date exceeds (ii) [0.50]% of the aggregate loan group balance for loan group 5 as of the cut-off date.

Class 5-M-5 Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 5 Senior Certificates, the Class 5-M-1 Certificates, the Class 5-M-2 Certificates, the Class 5-M-3 Certificates and the Class 5-M-4 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 5-M-5 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [98.30]% and (ii) the aggregate loan group balance for loan group 5 for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan group 5 for such distribution date exceeds (ii) [0.50]% of the aggregate loan group balance for loan group 5 as of the cut-off date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

Distributions of Principal

The principal payment amount will be paid on each distribution date as follows:

I.            On each distribution date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, the principal payment amount will be paid in the following order of priority:

(i)           to the Class 5-A-1 and Class 5-A-2 Certificates, pro rata, until their respective class principal balances are reduced to zero,

(ii)          to the Class 5-M-1 Certificates, until its class principal balance is reduced to zero;

(iii)         to the Class 5-M-2 Certificates, until its class principal balance is reduced to zero;

(iv)         to the Class 5-M-3 Certificates, until its class principal balance is reduced to zero;

(v)          to the Class 5-M-4 Certificates, until its class principal balance is reduced to zero;

(vi)         to the Class 5-M-5 Certificates, until its class principal balance is reduced to zero;

(vii)        for application as part of monthly excess cashflow for such distribution date, as described below, any such principal payment amount remaining after application pursuant to clauses (i) through (vi) above.

II.  On each distribution date (a) on or after the stepdown date and (b) with respect to which a trigger event is not in effect, the principal payment amount will be paid in the following order of priority:

(i)           to the to the Class 5-A-1 and Class 5-A-2 Certificates, the senior principal payment amount for such distribution date, pro rata, until their respective class principal balances are reduced to zero;

(ii)          to the Class 5-M-1 Certificates, the Class 5-M-1 principal payment amount for such distribution date, until its class principal balance is reduced to zero;

(iii)         to the Class 5-M-2 Certificates, the Class 5-M-2 principal payment amount for such distribution date, until its class principal balance is reduced to zero;

(iv)         to the Class 5-M-3 Certificates, the Class 5-M-3 principal payment amount for such distribution date, until its class principal balance is reduced to zero;

(v)          to the Class 5-M-4 Certificates, the Class 5-M-4 principal payment amount for such distribution date, until its class principal balance is reduced to zero;

(vi)         to the Class 5-M-5 Certificates, the Class 5-M-5 principal payment amount for such distribution date, until its class principal balance is reduced to zero; and

(vii)        for application as part of monthly excess cashflow for such distribution date, as described below, any such principal payment amount remaining after application pursuant to clauses (i) through (vi) above.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

Distribution of Monthly Excess Cashflow

On each distribution date, the monthly excess cashflow will be distributed in the following order of priority:

(1)   until the aggregate class principal balance of the Group 5 Certificates equals the aggregate loan group balance of the group 5 mortgage loans for such distribution date minus the targeted overcollateralization amount for such date:

(A)  on each distribution date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, to the extent of monthly excess interest for such distribution date, to the Group 5 Certificates, in the following order of priority:

(i)    to the to the Class 5-A-1 and Class 5-A-2 Certificates, pro rata, until their respective class principal balances are reduced to zero;

(ii)    to the Class 5-M-1 Certificates, until its class principal balance is reduced to zero;

(iii)    to the Class 5-M-2 Certificates, until its class principal balance is reduced to zero;

(iv)    to the Class 5-M-3 Certificates, until its class principal balance is reduced to zero;

(v)    to the Class 5-M-4 Certificates, until its class principal balance is reduced to zero; and

(vi) to the Class 5-M-5 Certificates, until its class principal balance is reduced to zero; and

(B) on each distribution date on or after the stepdown date and with respect to which a trigger event is not in effect, to fund any principal distributions required to be made on such distribution date as set forth above, after giving effect to the distribution of the principal payment amount for such date, in accordance with the priorities set forth above;

(2)   to the Class 5-A-2 Certificates, any deferred amount for such class;

(3)   to the Class 5-M-1 Certificates, any deferred amount for such class;

(4)   to the Class 5-M-2 Certificates, any deferred amount for such class;

(5)   to the Class 5-M-3 Certificates, any deferred amount for such class;

(6)   to the Class 5-M-4 Certificates, any deferred amount for such class;

(7)   to each class of Group 5 Senior Certificates, pro rata based on the amount of any unpaid basis risk shortfall, any unpaid basis risk shortfall for such class;

(8)   to the Class 5-M-1 Certificates, any basis risk shortfall for such class;

(9)   to the Class 5-M-2 Certificates, any basis risk shortfall for such class;

(10) to the Class 5-M-3 Certificates, any basis risk shortfall for such class;

(11) to the Class 5-M-4 Certificates, any basis risk shortfall for such class;

(12) to the Class 5-X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

(13) to the Class AR and AR-L Certificates, any remaining amount (no payments are expected to be made to the Class AR Certificates under this clause).

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

Group 5 Net Funds Caps

The annual pass-through rates on each Class of the Group 5 Certificates (other than the Class 5-X Certificates) are subject to the group 5 net funds cap, as more fully described in the prospectus supplement.

On any distribution date, the group 5 net funds cap will equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the optimal interest remittance amount for such date and (2) 12, and the denominator of which is the aggregate loan group balance of the mortgage loans in loan group 5 for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable certificate margin and (y) the maximum interest rate) on any Class of Group 5 Certificates (other than the Class 5-X Certificates) is limited by the related net funds cap, such difference will constitute a basis risk shortfall.

A schedule of the group 5 net funds cap is included in this document.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

[Group 5 Interest Rate Cap]

[On or before the closing date, the trustee, acting on behalf of the trust, will enter into an interest rate cap agreement with [Credit Suisse First Boston International], as counterparty, whereby, in consideration for a one-time payment by the trust to the cap counterparty on the closing date, the cap counterparty will agree to make certain payments, as described below, on each interest rate cap agreement payment date. Payments under the interest rate cap agreement will be available to cover basis risk shortfalls for the Group 5 Certificates, realized losses on the group 5 mortgage loans and deferred amounts on the Class 5-A-2, Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4 and Class 5-M-5 Certificates. The first and last payment dates for the interest rate cap agreement will occur on the dates specified in the prospectus supplement.

Under the interest rate cap agreement, the cap counterparty will agree to make payments on each payment date equal to the product of (i) a fraction, the numerator of which is the actual number of days elapsed since the immediately preceding interest rate cap agreement payment date (or, in the case of the first interest rate cap agreement payment date, the closing date) through, but not including, the current interest rate cap agreement payment date, subject to the “Modified Following” Business Day Convention (within the meaning of the 2000 ISDA Definitions), and the denominator of which is 360, (ii) a notional amount (as set forth in the related annex for such scheduled interest rate cap agreement payment date) and (iii) the percentage equal to the difference between (1) the lesser of (a) the Index Rate for such period and (b) the percentage specified in the prospectus supplement and (2) the cap strike rate for that period (as set forth in the related annex for such interest rate cap agreement payment date); provided, that if the Index Rate is less than or equal to the applicable cap strike rate, then the payment amount due under the interest rate cap agreement will be zero. Generally, the “Index Rate” will be the rate for one-month deposits in U.S. Dollars which appear on the Telerate Page 3750 two London banking days prior to the first day of the related accrual period for the interest rate cap agreement or, if such rate does not appear on the Telerate Page 3750, the rate determined based on the rates at which one-month deposits in U.S. Dollars are offered by the reference banks to prime banks in the London interbank market.

Any amounts received by the trust administrator under the interest rate cap agreement will be deposited to a related account established by the trust administrator. Amounts on deposit in the interest rate cap account will be distributed on any distribution date in the following order of priority:

(i) to the Group 5 Senior Certificates, pro rata based on the amount of any unpaid Basis Risk Shortfalls, the amount of any unpaid Basis Risk Shortfalls for such class;

(ii) to the Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4 and Class 5-M-5 Certificates, sequentially, the amount of any unpaid Basis Risk Shortfalls for such class;

(iii) to the Principal Remittance Amount for loan group 5, up to the amount of such Realized Losses on the mortgage loans in loan group 5 incurred during the related Collection Period, any shortfall to be allocated pro rata based upon the amount of such Realized Losses; and

(iv) sequentially, to the Class 5-A-2, Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4 and Class 5-M-5 Certificates, in that order, any applicable deferred amounts thereon remaining unreimbursed, in each case prior to giving effect to amounts available to be paid in respect of deferred amounts as described herein on such distribution date.

Amounts paid under the interest rate cap agreement not used on any distribution date to pay Basis Risk Shortfalls on the Group 5 Certificates, Realized Losses on the group 5 mortgage loans or deferred amounts on the Class 5-A-2, Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4 and Class 5-M-5 Certificates will remain on deposit in the interest rate cap account and may be available on future distribution dates to make the payments described in the preceding paragraph; provided, however that such amounts will be paid into and distributed out of a separate trust created pursuant to the pooling and servicing agreement for the benefit of the Group 5 Certificates. However, at no time will the amount on deposit in the interest rate cap account exceed the deposit amount. The “deposit amount” will be calculated on each distribution date, after giving effect to withdrawals from the interest rate cap account on that distribution date and distributions and allocation of losses on the certificates on such date, and will equal the excess, if any, of the Targeted Overcollateralization Amount for such distribution date over the Overcollateralization Amount for such distribution date.

Unless terminated earlier, the interest rate cap agreement will terminate on the date specified in the prospectus supplement. Both the trustee and the cap counterparty will have the right to terminate the interest rate cap agreement for certain reasons set forth in the documentation associated with each interest rate cap agreement, including, without limitation, the related ISDA Master Agreement, the Schedule thereto and a Confirmation thereunder. Although it is not anticipated that there will be amounts payable by the trust, certain amounts may be payable by the trust under the interest rate cap agreement from funds otherwise distributable to the holders of the certificates as a result of such termination.]

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

VI. CAP NOTIONAL SCHEDULE
Period	Date	Notional Balance	LIBOR Strike	LIBOR Cap	Corridor (bps)

1	11/25/2005	376,682,000	7.447%	9.692%	224.5
2	12/25/2005	369,624,293	6.153%	9.691%	353.8
3	1/25/2006	362,698,120	5.944%	9.690%	374.6
4	2/25/2006	355,901,039	5.943%	9.689%	374.6
5	3/25/2006	349,230,682	6.614%	9.688%	307.4
6	4/25/2006	342,684,760	5.943%	9.687%	374.4
7	5/25/2006	336,260,870	6.158%	9.686%	352.8
8	6/25/2006	329,957,181	5.950%	9.685%	373.5
9	7/25/2006	323,771,112	6.160%	9.684%	352.4
10	8/25/2006	317,700,525	5.950%	9.683%	373.3
11	9/25/2006	311,743,128	5.953%	9.682%	372.9
12	10/25/2006	305,897,009	6.191%	9.681%	349.0
13	11/25/2006	300,161,682	6.002%	9.680%	367.8
14	12/25/2006	294,534,643	6.211%	9.678%	346.7
15	1/25/2007	289,012,483	5.999%	9.677%	367.8
16	2/25/2007	283,593,257	5.998%	9.676%	367.8
17	3/25/2007	278,276,554	6.682%	9.675%	299.3
18	4/25/2007	273,059,275	6.002%	9.673%	367.1
19	5/25/2007	267,939,251	6.214%	9.672%	345.8
20	6/25/2007	262,914,741	6.003%	9.671%	366.8
21	7/25/2007	257,983,912	6.217%	9.670%	345.3
22	8/25/2007	253,144,882	6.078%	9.668%	359.0
23	9/25/2007	248,396,876	6.337%	9.667%	333.0
24	10/25/2007	243,741,855	6.566%	9.665%	309.9
25	11/25/2007	239,173,659	6.345%	9.664%	331.9
26	12/25/2007	234,690,665	6.565%	9.662%	309.7
27	1/25/2008	230,291,196	6.342%	9.661%	331.9
28	2/25/2008	225,973,699	6.339%	9.659%	332.0
29	3/25/2008	221,736,895	6.879%	9.658%	277.9
30	4/25/2008	217,579,986	6.412%	9.656%	324.4
31	5/25/2008	213,500,537	6.634%	9.654%	302.0
32	6/25/2008	209,497,085	6.407%	9.653%	324.6
33	7/25/2008	205,568,235	6.648%	9.651%	300.3
34	8/25/2008	201,712,118	6.513%	9.649%	313.6
35	9/25/2008	197,930,030	6.706%	9.648%	294.2
36	10/25/2008	194,210,495	6.956%	9.646%	269.0
37	11/25/2008	190,560,507	6.719%	9.644%	292.5
38	12/25/2008	186,978,580	6.952%	9.642%	269.0
39	1/25/2009	183,463,493	6.715%	9.640%	292.5
40	2/25/2009	180,014,014	6.728%	9.638%	291.0
41	3/25/2009	176,629,200	7.513%	9.637%	212.4
42	4/25/2009	173,307,665	6.751%	9.636%	288.5
43	5/25/2009	170,048,152	6.987%	9.635%	264.8
44	6/25/2009	166,849,495	6.749%	9.634%	288.5
45	7/25/2009	163,710,816	6.986%	9.633%	264.7
46	8/25/2009	160,630,745	6.771%	9.633%	286.2
47	9/25/2009	157,608,404	6.838%	9.633%	279.5
48	10/25/2009	154,643,851	7.080%	9.633%	255.3
49	11/25/2009	151,734,699	6.842%	9.633%	279.1
50	12/25/2009	148,879,908	7.082%	9.633%	255.1
51	1/25/2010	146,078,411	6.842%	9.633%	279.1
52	2/25/2010	143,329,221	6.844%	9.634%	279.0
53	3/25/2010	140,631,386	7.621%	9.634%	201.3
54	4/25/2010	137,983,954	6.849%	9.635%	278.6
55	5/25/2010	135,386,056	7.096%	9.636%	254.0
56	6/25/2010	132,836,690	6.856%	9.637%	278.1
57	7/25/2010	130,334,943	7.100%	9.638%	253.8
58	8/25/2010	127,879,967	6.894%	9.639%	274.5
59	9/25/2010	125,470,320	9.303%	9.639%	33.6

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

VII.	BOND PROFILES

GROUPS 1, 2, 3 AND 4 BOND PROFILES TO CALL*:

	15 CPB / Call (Y)	20 CPB / Call (Y)	22 CPB / Call (Y)	25 CPB / Call (Y)	27 CPB / Call (Y)	30 CPB / Call (Y)	35 CPB / Call (Y)	40 CPB / Call (Y)	45 CPB / Call (Y)

1A1	Run to the earliest of the 10% Call and each underlying loans' reset
WAL	2.17	2.00	1.94	1.84	1.78	1.69	1.55	1.41	1.29
Principal Window	Nov05 - Aug08	Nov05 - Aug08	Nov05 - Aug08	Nov05 - Aug08	Nov05 - Aug08	Nov05 - Aug08	Nov05 - Aug08	Nov05 - Aug08	Nov05 - Aug08
Principal # Months	34	34	34	34	34	34	34	34	34

2A1	Run to the earliest of the 10% Call and each underlying loans' reset
WAL	3.24	2.84	2.70	2.50	2.37	2.19	1.92	1.65	1.41
Principal Window	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Mar10	Nov05 - Jul09
Principal # Months	58	58	58	58	58	58	58	53	45

3A1	Run to the earliest of the 10% Call and each underlying loans' reset
WAL	3.24	2.85	2.70	2.50	2.37	2.19	1.92	1.65	1.41
Principal Window	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Mar10	Nov05 - Jul09
Principal # Months	58	58	58	58	58	58	58	53	45

4A1	Run to the earliest of the 10% Call and each underlying loans' reset
WAL	3.25	2.85	2.71	2.51	2.38	2.20	1.93	1.66	1.41
Principal Window	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Mar10	Nov05 - Jul09
Principal # Months	58	58	58	58	58	58	58	53	45

CB Classes	Run to the earliest of the 10% Call and each underlying loans' reset
WAL	4.67	4.45	4.32	4.19	4.11	3.97	3.72	3.36	2.91
Principal Window	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Mar10	Nov05 - Jul09
Principal # Months	58	58	58	58	58	58	58	53	45

*Assumes:

1 Month LIBOR:	[3.9460]%
6 Month LIBOR:	[4.3290]%
1 Year LIBOR:	[4.5460]%
1 Year CMT:	[4.1370]%

** WAL’s calculated from the settlement date assuming a 30/360 basis.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

BOND PROFILES (Cont.)

GROUPS 1, 2, 3 AND 4 BOND PROFILES TO MATURITY*:

	15 CPB / Call (N)	20 CPB / Call (N)	22 CPB / Call (N)	25 CPB / Call (N)	27 CPB / Call (N)	30 CPB / Call (N)	35 CPB / Call (N)	40 CPB / Call (N)	45 CPB / Call (N)

1A1	Run to each underlying loans' reset
WAL	2.17	2.00	1.94	1.84	1.78	1.69	1.55	1.41	1.29
Principal Window	Nov05 - Aug08	Nov05 - Aug08	Nov05 - Aug08	Nov05 - Aug08	Nov05 - Aug08	Nov05 - Aug08	Nov05 - Aug08	Nov05 - Aug08	Nov05 - Aug08
Principal # Months	34	34	34	34	34	34	34	34	34

2A1	Run to each underlying loans' reset
WAL	3.24	2.84	2.70	2.50	2.37	2.19	1.92	1.69	1.48
Principal Window	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10
Principal # Months	58	58	58	58	58	58	58	58	58

3A1	Run to each underlying loans' reset
WAL	3.95	3.35	3.14	2.84	2.66	2.42	2.07	1.78	1.54
Principal Window	Nov05 - Sep12	Nov05 - Sep12	Nov05 - Sep12	Nov05 - Sep12	Nov05 - Sep12	Nov05 - Sep12	Nov05 - Sep12	Nov05 - Sep12	Nov05 - Sep12
Principal # Months	83	83	83	83	83	83	83	83	83

4A1	Run to each underlying loans' reset
WAL	3.25	2.85	2.71	2.51	2.38	2.20	1.93	1.69	1.49
Principal Window	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10	Nov05 - Aug10
Principal # Months	58	58	58	58	58	58	58	58	58

CB Classes	Run to each underlying loans' reset
WAL	4.89	4.60	4.46	4.31	4.21	4.06	3.79	3.52	3.23
Principal Window	Nov05 - Sep12	Nov05 - Sep12	Nov05 - Sep12	Nov05 - Sep12	Nov05 - Sep12	Nov05 - Sep12	Nov05 - Sep12	Nov05 - Sep12	Nov05 - Sep12
Principal # Months	83	83	83	83	83	83	83	83	83

*Assumes:

1 Month LIBOR:	[3.9460]%
6 Month LIBOR:	[4.3290]%
1 Year LIBOR:	[4.5460]%
1 Year CMT:	[4.1370]%

** WAL’s calculated from the settlement date assuming a 30/360 basis.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

BOND PROFILES (Cont.)

GROUP 5 CERTIFICATE PROFILES TO CALL*:

	15 CPR / Call (Y)	20 CPR / Call (Y)	25 CPR / Call (Y)	28 CPR / Call (Y)	30 CPR / Call (Y)	32 CPR / Call (Y)	35 CPR / Call (Y)	40 CPR / Call (Y)	45 CPR / Call (Y)

5A1s & 5A2s	Run to 10% Call
WAL	4.94	3.68	2.88	2.52	2.32	2.14	1.90	1.58	1.31
Principal Window	Nov05 - Jan19	Nov05 - Nov15	Nov05 - Sep13	Nov05 - Sep12	Nov05 - Mar12	Nov05 - Sep11	Nov05 - Feb11	Nov05 - Apr10	Nov05 - Aug09
Principal # Months	159	121	95	83	77	71	64	54	46

5M1	Run to 10% Call
WAL	8.77	6.56	5.21	4.68	4.43	4.22	3.99	3.78	3.74
Principal Window	Dec09 - Jan19	Nov08 - Nov15	Dec08 - Sep13	Dec08 - Sep12	Jan09 - Mar12	Jan09 - Sep11	Feb09 - Feb11	Mar09 - Apr10	Apr09 - Aug09
Principal # Months	110	85	58	46	39	33	25	14	5

5M2	Run to 10% Call
WAL	8.77	6.56	5.19	4.66	4.39	4.16	3.91	3.63	3.50
Principal Window	Dec09 - Jan19	Nov08 - Nov15	Nov08 - Sep13	Nov08 - Sep12	Dec08 - Mar12	Dec08 - Sep11	Dec08 - Feb11	Jan09 - Apr10	Feb09 - Aug09
Principal # Months	110	85	59	47	40	34	27	16	7

5M3	Run to 10% Call
WAL	8.70	6.50	5.14	4.60	4.33	4.10	3.84	3.53	3.35
Principal Window	Dec09 - Jan19	Nov08 - Nov15	Nov08 - Sep13	Nov08 - Sep12	Nov08 - Mar12	Nov08 - Sep11	Nov08 - Feb11	Dec08 - Apr10	Dec08 - Aug09
Principal # Months	110	85	59	47	41	35	28	17	9

5M4	Run to 10% Call
WAL	8.17	6.06	4.80	4.30	4.04	3.83	3.57	3.30	3.16
Principal Window	Dec09 - Jun17	Nov08 - Jul14	Nov08 - Aug12	Nov08 - Oct11	Nov08 - May11	Nov08 - Dec10	Nov08 - Jun10	Nov08 - Sep09	Dec08 - Feb09
Principal # Months	91	69	46	36	31	26	20	11	3

5M5	Run to 10% Call
WAL	7.34	5.42	4.30	3.86	3.63	3.45	3.24	3.08	3.08
Principal Window	Dec09 - Oct15	Nov08 - Mar13	Nov08 - Aug11	Nov08 - Nov10	Nov08 - Jul10	Nov08 - Feb10	Nov08 - Sep09	Nov08 - Feb09	Nov08 - Dec08
Principal # Months	71	53	34	25	21	16	11	4	2

*Assumes:

1 Month LIBOR:	[3.9460]%
6 Month LIBOR:	[4.3290]%
1 Year LIBOR:	[4.5460]%
1 Year CMT:	[4.1370]%

** WAL’s calculated from the settlement date assuming a 30/360 basis.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

BOND PROFILES (Cont.)

GROUP 5 CERTIFICATE PROFILES TO MATURITY*:

	15 CPR / Call (N)	20 CPR / Call (N)	25 CPR / Call (N)	28 CPR / Call (N)	30 CPR / Call (N)	32 CPR / Call (N)	35 CPR / Call (N)	40 CPR / Call (N)	45 CPR / Call (N)

5A1s & 5A2s	Run to Maturity
WAL	5.32	3.99	3.13	2.75	2.53	2.34	2.08	1.73	1.45
Principal Window	Nov05 - Jun31	Nov05 - Jan27	Nov05 - Feb23	Nov05 - Apr21	Nov05 - Feb20	Nov05 - Feb19	Nov05 - Nov17	Nov05 - Jan16	Nov05 - Aug14
Principal # Months	308	255	208	186	172	160	145	123	106

5M1	Run to Maturity
WAL	9.42	7.07	5.63	5.07	4.78	4.55	4.29	4.03	3.98
Principal Window	Dec09 - Feb25	Nov08 - Oct20	Dec08 - Oct17	Dec08 - May16	Jan09 - Aug15	Jan09 - Nov14	Feb09 - Dec13	Mar09 - Sep12	Apr09 - Sep11
Principal # Months	184	145	108	91	81	72	60	44	31

5M2	Run to Maturity
WAL	9.21	6.89	5.47	4.92	4.62	4.38	4.10	3.80	3.64
Principal Window	Dec09 - Jan23	Nov08 - Jan19	Nov08 - Apr16	Nov08 - Feb15	Dec08 - May14	Dec08 - Oct13	Dec08 - Dec12	Jan09 - Nov11	Feb09 - Dec10
Principal # Months	158	123	90	76	66	59	49	35	23

5M3	Run to Maturity
WAL	8.78	6.56	5.19	4.65	4.37	4.14	3.87	3.56	3.38
Principal Window	Dec09 - Jul20	Nov08 - Jan17	Nov08 - Aug14	Nov08 - Aug13	Nov08 - Dec12	Nov08 - Jun12	Nov08 - Oct11	Dec08 - Nov10	Dec08 - Feb10
Principal # Months	128	99	70	58	50	44	36	24	15

5M4	Run to Maturity
WAL	8.17	6.06	4.80	4.30	4.04	3.83	3.57	3.30	3.16
Principal Window	Dec09 - Jun17	Nov08 - Jul14	Nov08 - Aug12	Nov08 - Oct11	Nov08 - May11	Nov08 - Dec10	Nov08 - Jun10	Nov08 - Sep09	Dec08 - Feb09
Principal # Months	91	69	46	36	31	26	20	11	3

5M5	Run to Maturity
WAL	7.34	5.42	4.30	3.86	3.63	3.45	3.24	3.08	3.08
Principal Window	Dec09 - Oct15	Nov08 - Mar13	Nov08 - Aug11	Nov08 - Nov10	Nov08 - Jul10	Nov08 - Feb10	Nov08 - Sep09	Nov08 - Feb09	Nov08 - Dec08
Principal # Months	71	53	34	25	21	16	11	4	2

*Assumes:

1 Month LIBOR:	[3.9460]%
6 Month LIBOR:	[4.3290]%
1 Year LIBOR:	[4.5460]%
1 Year CMT:	[4.1370]%

** WAL’s calculated from the settlement date assuming a 30/360 basis.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

VIII.	Net Funds Cap

Group 5 – Flat LIBOR*

Note: All Group 5 LIBOR Certificates are subject to an 11.00% hard cap.

Period	Distribution	Day	AFC	AFC**	Period	Distribution	Day	AFC	AFC**
	Date	Count	30/360	Act/360		Date	Count	30/360	Act/360

1	25-Nov-05	25	6.462	7.755	37	25-Nov-08	31	6.725	6.508
2	25-Dec-05	30	6.462	6.462	38	25-Dec-08	30	6.725	6.725
3	25-Jan-06	31	6.462	6.254	39	25-Jan-09	31	6.725	6.508
4	25-Feb-06	31	6.462	6.253	40	25-Feb-09	31	6.725	6.508
5	25-Mar-06	28	6.464	6.926	41	25-Mar-09	28	6.726	7.206
6	25-Apr-06	31	6.464	6.255	42	25-Apr-09	31	6.726	6.509
7	25-May-06	30	6.466	6.466	43	25-May-09	30	6.726	6.726
8	25-Jun-06	31	6.467	6.258	44	25-Jun-09	31	6.726	6.509
9	25-Jul-06	30	6.467	6.467	45	25-Jul-09	30	6.726	6.726
10	25-Aug-06	31	6.466	6.258	46	25-Aug-09	31	6.727	6.510
11	25-Sep-06	31	6.469	6.260	47	25-Sep-09	31	6.727	6.510
12	25-Oct-06	30	6.470	6.470	48	25-Oct-09	30	6.727	6.727
13	25-Nov-06	31	6.466	6.258	49	25-Nov-09	31	6.727	6.510
14	25-Dec-06	30	6.466	6.466	50	25-Dec-09	30	6.727	6.727
15	25-Jan-07	31	6.466	6.258	51	25-Jan-10	31	6.727	6.510
16	25-Feb-07	31	6.466	6.258	52	25-Feb-10	31	6.727	6.510
17	25-Mar-07	28	6.467	6.929	53	25-Mar-10	28	6.727	7.207
18	25-Apr-07	31	6.467	6.258	54	25-Apr-10	31	6.727	6.510
19	25-May-07	30	6.467	6.467	55	25-May-10	30	6.729	6.729
20	25-Jun-07	31	6.467	6.258	56	25-Jun-10	31	6.729	6.512
21	25-Jul-07	30	6.468	6.468	57	25-Jul-10	30	6.730	6.730
22	25-Aug-07	31	6.497	6.287	58	25-Aug-10	31	6.739	6.521
23	25-Sep-07	31	6.619	6.405	59	25-Sep-10	31	7.475	7.233
24	25-Oct-07	30	6.620	6.620	60	25-Oct-10	30	7.474	7.474
25	25-Nov-07	31	6.620	6.407	61	25-Nov-10	31	7.444	7.204
26	25-Dec-07	30	6.620	6.620	62	25-Dec-10	30	7.445	7.445
27	25-Jan-08	31	6.620	6.407	63	25-Jan-11	31	7.445	7.205
28	25-Feb-08	31	6.620	6.407	64	25-Feb-11	31	7.445	7.205
29	25-Mar-08	29	6.620	6.849	65	25-Mar-11	28	7.445	7.977
30	25-Apr-08	31	6.620	6.407	66	25-Apr-11	31	7.445	7.205
31	25-May-08	30	6.620	6.620	67	25-May-11	30	7.446	7.446
32	25-Jun-08	31	6.620	6.407	68	25-Jun-11	31	7.446	7.206
33	25-Jul-08	30	6.624	6.624	69	25-Jul-11	30	7.446	7.446
34	25-Aug-08	31	6.662	6.447	70	25-Aug-11	31	7.446	7.206
35	25-Sep-08	31	6.721	6.504	71	25-Sep-11	31	7.446	7.206
36	25-Oct-08	30	6.725	6.725	72	25-Oct-11	30	7.447	7.447

*Assumes:

1 Month LIBOR:	[3.9460]%
6 Month LIBOR:	[4.3290]%
1 Year LIBOR:	[4.5460]%
1 Year CMT:	[4.1370]%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

Net Funds Cap (Cont.)

Group 5 – Stressed LIBOR*

Note: All Group 5 LIBOR Certificates are subject to an 11.00% hard cap.

Period	Distribution	Day	AFC	AFC**	Period	Distribution	Day	AFC	AFC**
	Date	Count	30/360	Act/360		Date	Count	30/360	Act/360

1	25-Nov-05	25	6.462	7.755	37	25-Nov-08	31	7.661	7.414
2	25-Dec-05	30	6.462	6.462	38	25-Dec-08	30	7.661	7.661
3	25-Jan-06	31	6.462	6.254	39	25-Jan-09	31	7.662	7.415
4	25-Feb-06	31	6.463	6.254	40	25-Feb-09	31	7.678	7.430
5	25-Mar-06	28	6.465	6.926	41	25-Mar-09	28	7.701	8.251
6	25-Apr-06	31	6.465	6.256	42	25-Apr-09	31	7.702	7.453
7	25-May-06	30	6.473	6.473	43	25-May-09	30	7.703	7.703
8	25-Jun-06	31	6.479	6.270	44	25-Jun-09	31	7.703	7.455
9	25-Jul-06	30	6.480	6.480	45	25-Jul-09	30	7.705	7.705
10	25-Aug-06	31	6.480	6.271	46	25-Aug-09	31	7.744	7.495
11	25-Sep-06	31	6.485	6.275	47	25-Sep-09	31	7.863	7.610
12	25-Oct-06	30	6.515	6.515	48	25-Oct-09	30	7.866	7.866
13	25-Nov-06	31	6.543	6.332	49	25-Nov-09	31	7.866	7.613
14	25-Dec-06	30	6.543	6.543	50	25-Dec-09	30	7.866	7.866
15	25-Jan-07	31	6.543	6.332	51	25-Jan-10	31	7.866	7.612
16	25-Feb-07	31	6.543	6.332	52	25-Feb-10	31	7.866	7.613
17	25-Mar-07	28	6.551	7.018	53	25-Mar-10	28	7.867	8.429
18	25-Apr-07	31	6.550	6.339	54	25-Apr-10	31	7.867	7.613
19	25-May-07	30	6.556	6.556	55	25-May-10	30	7.875	7.875
20	25-Jun-07	31	6.557	6.346	56	25-Jun-10	31	7.874	7.620
21	25-Jul-07	30	6.565	6.565	57	25-Jul-10	30	7.876	7.876
22	25-Aug-07	31	6.674	6.459	58	25-Aug-10	31	7.946	7.690
23	25-Sep-07	31	6.950	6.726	59	25-Sep-10	31	11.404	11.036
24	25-Oct-07	30	6.981	6.981	60	25-Oct-10	30	11.481	11.481
25	25-Nov-07	31	7.003	6.777	61	25-Nov-10	31	11.722	11.344
26	25-Dec-07	30	7.003	7.003	62	25-Dec-10	30	11.722	11.722
27	25-Jan-08	31	7.003	6.777	63	25-Jan-11	31	11.723	11.345
28	25-Feb-08	31	7.005	6.779	64	25-Feb-11	31	11.724	11.345
29	25-Mar-08	29	7.097	7.342	65	25-Mar-11	28	11.725	12.562
30	25-Apr-08	31	7.097	6.868	66	25-Apr-11	31	11.739	11.360
31	25-May-08	30	7.098	7.098	67	25-May-11	30	11.788	11.788
32	25-Jun-08	31	7.099	6.870	68	25-Jun-11	31	11.788	11.408
33	25-Jul-08	30	7.129	7.129	69	25-Jul-11	30	11.789	11.789
34	25-Aug-08	31	7.255	7.021	70	25-Aug-11	31	11.789	11.408
35	25-Sep-08	31	7.592	7.347	71	25-Sep-11	31	11.789	11.409
36	25-Oct-08	30	7.636	7.636	72	25-Oct-11	30	11.789	11.789

* Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 30% CPR.

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

Net Funds Cap (Cont.)

Group 5 – Stressed LIBOR* with Cap (see “Group 5 Interest Rate Caps” pages [21 to 23])

Note: All Group 5 LIBOR Certificates are subject to an 11.00% hard cap.

Period	Distribution	Day	AFC	AFC**	Period	Distribution	Day	AFC	AFC**
	Date	Count	30/360	Act/360		Date	Count	30/360	Act/360

1	25-Nov-05	25	8.333	10.000	37	25-Nov-08	31	10.683	10.338
2	25-Dec-05	30	10.000	10.000	38	25-Dec-08	30	10.350	10.350
3	25-Jan-06	31	10.333	10.000	39	25-Jan-09	31	10.684	10.339
4	25-Feb-06	31	10.333	10.000	40	25-Feb-09	31	10.684	10.339
5	25-Mar-06	28	9.334	10.000	41	25-Mar-09	28	9.683	10.374
6	25-Apr-06	31	10.333	10.000	42	25-Apr-09	31	10.682	10.337
7	25-May-06	30	10.001	10.001	43	25-May-09	30	10.350	10.350
8	25-Jun-06	31	10.338	10.005	44	25-Jun-09	31	10.683	10.339
9	25-Jul-06	30	10.004	10.004	45	25-Jul-09	30	10.351	10.351
10	25-Aug-06	31	10.338	10.004	46	25-Aug-09	31	10.700	10.355
11	25-Sep-06	31	10.338	10.004	47	25-Sep-09	31	10.750	10.403
12	25-Oct-06	30	10.005	10.005	48	25-Oct-09	30	10.417	10.417
13	25-Nov-06	31	10.344	10.010	49	25-Nov-09	31	10.749	10.402
14	25-Dec-06	30	10.010	10.010	50	25-Dec-09	30	10.416	10.416
15	25-Jan-07	31	10.344	10.010	51	25-Jan-10	31	10.748	10.401
16	25-Feb-07	31	10.344	10.010	52	25-Feb-10	31	10.748	10.401
17	25-Mar-07	28	9.344	10.011	53	25-Mar-10	28	9.745	10.441
18	25-Apr-07	31	10.344	10.010	54	25-Apr-10	31	10.744	10.397
19	25-May-07	30	10.014	10.014	55	25-May-10	30	10.413	10.413
20	25-Jun-07	31	10.347	10.013	56	25-Jun-10	31	10.746	10.399
21	25-Jul-07	30	10.018	10.018	57	25-Jul-10	30	10.412	10.412
22	25-Aug-07	31	10.384	10.049	58	25-Aug-10	31	10.780	10.432
23	25-Sep-07	31	10.391	10.056	59	25-Sep-10	31	11.751	11.372
24	25-Oct-07	30	10.080	10.080	60	25-Oct-10	30	11.481	11.481
25	25-Nov-07	31	10.432	10.096	61	25-Nov-10	31	11.722	11.344
26	25-Dec-07	30	10.100	10.100	62	25-Dec-10	30	11.722	11.722
27	25-Jan-08	31	10.432	10.095	63	25-Jan-11	31	11.723	11.345
28	25-Feb-08	31	10.435	10.098	64	25-Feb-11	31	11.724	11.345
29	25-Mar-08	29	9.783	10.121	65	25-Mar-11	28	11.725	12.562
30	25-Apr-08	31	10.449	10.112	66	25-Apr-11	31	11.739	11.360
31	25-May-08	30	10.118	10.118	67	25-May-11	30	11.788	11.788
32	25-Jun-08	31	10.453	10.116	68	25-Jun-11	31	11.788	11.408
33	25-Jul-08	30	10.132	10.132	69	25-Jul-11	30	11.789	11.789
34	25-Aug-08	31	10.495	10.156	70	25-Aug-11	31	11.789	11.408
35	25-Sep-08	31	10.632	10.289	71	25-Sep-11	31	11.789	11.409
36	25-Oct-08	30	10.326	10.326	72	25-Oct-11	30	11.789	11.789

* Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 20% CPR.

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

IX.  GROUP 5 EXCESS INTEREST

Assuming Flat Rates *

Period	Distribution	XS-Interest	Period	Distribution	XS-Interest
	Date	(%)		Date	(%)

1	25-Nov-05	2.9169	37	25-Nov-08	2.3364
2	25-Dec-05	2.2167	38	25-Dec-08	2.4699
3	25-Jan-06	2.0821	39	25-Jan-09	2.3408
4	25-Feb-06	2.0885	40	25-Feb-09	2.3469
5	25-Mar-06	2.5201	41	25-Mar-09	2.7747
6	25-Apr-06	2.1021	42	25-Apr-09	2.3528
7	25-May-06	2.2448	43	25-May-09	2.4971
8	25-Jun-06	2.1037	44	25-Jun-09	2.3595
9	25-Jul-06	2.2439	45	25-Jul-09	2.5038
10	25-Aug-06	2.1025	46	25-Aug-09	2.3675
11	25-Sep-06	2.1039	47	25-Sep-09	2.3712
12	25-Oct-06	2.2456	48	25-Oct-09	2.5155
13	25-Nov-06	2.1004	49	25-Nov-09	2.3791
14	25-Dec-06	2.2406	50	25-Dec-09	2.5233
15	25-Jan-07	2.0990	51	25-Jan-10	2.3874
16	25-Feb-07	2.0982	52	25-Feb-10	2.3917
17	25-Mar-07	2.5212	53	25-Mar-10	2.8153
18	25-Apr-07	2.0977	54	25-Apr-10	2.4009
19	25-May-07	2.2378	55	25-May-10	2.5476
20	25-Jun-07	2.0960	56	25-Jun-10	2.4132
21	25-Jul-07	2.2371	57	25-Jul-10	2.5583
22	25-Aug-07	2.1239	58	25-Aug-10	2.4328
23	25-Sep-07	2.2451	59	25-Sep-10	3.1738
24	25-Oct-07	2.3871	60	25-Oct-10	3.3176
25	25-Nov-07	2.2451	61	25-Nov-10	3.1545
26	25-Dec-07	2.3852	62	25-Dec-10	3.2985
27	25-Jan-08	2.2431	63	25-Jan-11	3.1663
28	25-Feb-08	2.2420	64	25-Feb-11	3.1726
29	25-Mar-08	2.5235	65	25-Mar-11	3.5918
30	25-Apr-08	2.2398	66	25-Apr-11	3.1855
31	25-May-08	2.3800	67	25-May-11	3.3295
32	25-Jun-08	2.2375	68	25-Jun-11	3.1989
33	25-Jul-08	2.3811	69	25-Jul-11	3.3422
34	25-Aug-08	2.2768	70	25-Aug-11	3.2121
35	25-Sep-08	2.3349	71	25-Sep-11	3.2190
36	25-Oct-08	2.4793	72	25-Oct-11	3.3622

*Assumes:

1 Month LIBOR:	[3.9460]%
6 Month LIBOR:	[4.3290]%
1 Year LIBOR:	[4.5460]%
1 Year CMT:	[4.1370]%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

GROUP 5 EXCESS INTEREST (CONT.)

Forward Curve*

Period	Distribution	XS-Interest	Period	Distribution	XS-Interest
	Date	(%)		Date	(%)
	28-Oct-04
1	25-Nov-05	2.9169	37	25-Nov-08	1.5995
2	25-Dec-05	2.0369	38	25-Dec-08	1.7294
3	25-Jan-06	1.6902	39	25-Jan-09	1.5561
4	25-Feb-06	1.6653	40	25-Feb-09	1.5479
5	25-Mar-06	2.0431	41	25-Mar-09	2.0571
6	25-Apr-06	1.4181	42	25-Apr-09	1.5331
7	25-May-06	1.6133	43	25-May-09	1.6902
8	25-Jun-06	1.4247	44	25-Jun-09	1.5108
9	25-Jul-06	1.5393	45	25-Jul-09	1.6718
10	25-Aug-06	1.4055	46	25-Aug-09	1.5024
11	25-Sep-06	1.3447	47	25-Sep-09	1.5127
12	25-Oct-06	1.5004	48	25-Oct-09	1.6817
13	25-Nov-06	1.3076	49	25-Nov-09	1.5114
14	25-Dec-06	1.4319	50	25-Dec-09	1.6812
15	25-Jan-07	1.2290	51	25-Jan-10	1.5107
16	25-Feb-07	1.1941	52	25-Feb-10	1.5125
17	25-Mar-07	1.6707	53	25-Mar-10	2.0349
18	25-Apr-07	1.1393	54	25-Apr-10	1.5194
19	25-May-07	1.2880	55	25-May-10	1.6971
20	25-Jun-07	1.1034	56	25-Jun-10	1.5296
21	25-Jul-07	1.2658	57	25-Jul-10	1.7066
22	25-Aug-07	1.1340	58	25-Aug-10	1.5556
23	25-Sep-07	1.3143	59	25-Sep-10	2.7543
24	25-Oct-07	1.5023	60	25-Oct-10	2.9465
25	25-Nov-07	1.3562	61	25-Nov-10	2.7874
26	25-Dec-07	1.5468	62	25-Dec-10	2.9676
27	25-Jan-08	1.4026	63	25-Jan-11	2.8027
28	25-Feb-08	1.4225	64	25-Feb-11	2.8096
29	25-Mar-08	1.7642	65	25-Mar-11	3.3342
30	25-Apr-08	1.4504	66	25-Apr-11	2.8251
31	25-May-08	1.6276	67	25-May-11	3.0025
32	25-Jun-08	1.4748	68	25-Jun-11	2.8349
33	25-Jul-08	1.6491	69	25-Jul-11	3.0088
34	25-Aug-08	1.5383	70	25-Aug-11	2.8418
35	25-Sep-08	1.6260	71	25-Sep-11	2.8781
36	25-Oct-08	1.7834	72	25-Oct-11	3.0502

*See Forward Index Curve charts on page [32].

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

X.  BREAK EVEN CDR LOSS SCENARIOS

		75% Pricing Speed	100% Pricing Speed	125% Pricing Speed
		22.5% CPR	30.0% CPR	37.5% CPR
5-M-1	Break even CDR:	8.925 CDR	9.937 CDR	11.241 CDR
	WAL:	12.30	9.44	7.46
	Principal Window:	Jun15 - Oct35	Feb13 - Oct35	Aug11 - Oct35
	Principal Months:	245	273	291
	Principal Writedown	3,322.02 (0.03%)	922.91 (0.01%)	2,592.18 (0.02%)
	Total Collat Loss:	35,017,065.87 (9.30%)	29,852,623.51 (7.93%)	26,796,085.17 (7.11%)
5-M-2	Break even CDR:	6.635 CDR	6.936 CDR	7.457 CDR
	WAL:	14.39	11.10	8.77
	Principal Window:	May17 - Oct35	Sep14 - Oct35	Oct12 - Oct35
	Principal Months:	222	254	277
	Principal Writedown	4,236.10 (0.05%)	3,664.32 (0.04%)	1,525.57 (0.02%)
	Total Collat Loss:	27,666,969.29 (7.34%)	22,085,574.96 (5.86%)	18,773,497.04 (4.98%)
5-M-3	Break even CDR:	5.156 CDR	5 CDR	5.03 CDR
	WAL:	16.11	12.49	9.89
	Principal Window:	Jan19 - Oct35	Dec15 - Oct35	Nov13 - Oct35
	Principal Months:	202	239	264
	Principal Writedown	4,013.75 (0.07%)	1,838.29 (0.03%)	706.58 (0.01%)
	Total Collat Loss:	22,406,932.64 (5.95%)	16,561,629.03 (4.40%)	13,137,646.68 (3.49%)
5-M-4	Break even CDR:	4.697 CDR	4.371 CDR	4.251 CDR
	WAL:	18.57	15.19	12.08
	Principal Window:	Apr22 - Mar28	Sep18 - Oct35	Jan16 - Oct35
	Principal Months:	72	206	238
	Principal Writedown	1,620.29 (0.09%)	2,622.59 (0.14%)	2,111.44 (0.11%)
	Total Collat Loss:	20,682,743.88 (5.49%)	14,670,013.60 (3.89%)	11,238,295.54 (2.98%)
5-M-5	Break even CDR:	4.111 CDR	3.838 CDR	3.577 CDR
	WAL:	16.65	15.37	12.23
	Principal Window:	May21 - Oct23	Nov18 - Oct35	Feb16 - Oct35
	Principal Months:	30	204	237
	Principal Writedown	4,356.55 (0.23%)	6,548.94 (0.35%)	2,883.60 (0.15%)
	Total Collat Loss:	18,413,705.85 (4.89%)	13,027,430.76 (3.46%)	9,557,268.39 (2.54%)
	Loss Severity	35%	35%	35%
	Servicer Advances	100%	100%	100%
	Liquidation Lag	12	12	12
	Triggers	In Effect	In Effect	In Effect
	Optional Redemption	Never	Never	Never
	LIBOR_1MO	See Below	See Below	See Below
	LIBOR_6MO	See Below	See Below	See Below
	LIBOR_1YR	See Below	See Below	See Below
	CMT_1YR	See Below	See Below	See Below

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

XI.	CONTACTS
ARMs TRADING DESK
Contact	Phone	Fax	E-mail
John Vibert Director - ARM Trading	212-538-3831	TBD	john.vibert@csfb.com
Patrick Gallagher Vice President - ARM Trading & Structuring	212-538-3831	212-743-2749	patrick.gallagher@csfb.com

STRUCTURED FINANCE
Contact	Phone	Fax	E-mail
Peter J. Sack Director	212-325-7892	212-743-5261	peter.sack@csfb.com

COLLATERAL
Contact	Phone	Fax	E-mail
Bryan Gallagher Vice President	212-325-0317	212-743-4877	bryan.gallagher@csfb.com
Michael De Palma Collateral Analyst	212-538-5423	212-743-4876	michael.depalma@csfb.com

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

XII.  COLLATERAL SUMMARY

NOTE: Information contained herein reflects the October 1, 2005 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 1 Collateral Details
Gross WAC	[5.308]%	Total Loan Balance	$[39,051,383.69]
Net WAC	[4.933]%	Average Loan Balance	$[382,856.70]
WA Gross Margin	[2.679]%	Maximum Loan Balance	$[1,500,000.00]
WA Net Margin	[2.304]%	California Concentration	[48.92]%
Index: 6 Month LIBOR	[43.63]%	Northern CA Concentration	[20.02]%
1 Year LIBOR	[46.75]%	Southern CA Concentration	[28.89]%
1 Year CMT	[9.62]%	WA Original LTV	[73.74]%
		WA Credit Score	[719]
WA Months to Reset	[33]	Full/Alt Doc*	[41.05]%
Interest Only Loans	[90.59]%	Reduced Doc*	[42.53]%
WAM	[357]	Prepayment Penalties	[34.89]%

Loan Group 2 Collateral Details
Gross WAC	[5.743]%	Total Loan Balance	$[178,380,810.62]
Net WAC	[5.368]%	Average Loan Balance	$[364,786.93]
WA Gross Margin	[2.558]%	Maximum Loan Balance	$[1,500,000.00]
WA Net Margin	[2.183]%	California Concentration	[48.45]%
Index: 6 Month LIBOR	[64.83]%	Northern CA Concentration	[19.73]%
1 Year LIBOR	[35.17]%	Southern CA Concentration	[28.72]%
1 Year CMT	[0.00]%	WA Original LTV	[71.58]%
		WA Credit Score	[717]
WA Months to Reset	[58]	Full/Alt Doc*	[15.89]%
Interest Only Loans	[85.81]%	Reduced Doc*	[59.81]%
WAM	[358]	Prepayment Penalties	[32.61]%

Loan Group 3 Collateral Details
Gross WAC	[5.907]%	Total Loan Balance	$[96,518,714.66]
Net WAC	[5.511]%	Average Loan Balance	$[278,955.82]
WA Gross Margin	[2.395]%	Maximum Loan Balance	$[1,071,676.98]
WA Net Margin	[2.000]%	California Concentration	[34.62]%
Index: 6 Month LIBOR	[32.85]%	Northern CA Concentration	[12.83]%
1 Year LIBOR	[66.99]%	Southern CA Concentration	[21.79]%
1 Year CMT	[0.16]%	WA Original LTV	[73.86]%
		WA Credit Score**	[717]
WA Months to Reset	[82]	Full/Alt Doc*	[37.97]%
Interest Only Loans	[86.85]%	Reduced Doc*	[48.02]%
WAM	[358]	Prepayment Penalties	[65.94]%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

COLLATERAL SUMMARY (continued)

NOTE: Information contained herein reflects the October 1, 2005 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 4 Collateral Details
Gross WAC	[5.955]%	Total Loan Balance	$[362,560,486.39]
Net WAC	[5.580]%	Average Loan Balance	$[217,102.09]
WA Gross Margin	[2.292]%	Maximum Loan Balance	$[627,750.00]
WA Net Margin	[1.917]%	California Concentration	[29.04]%
Index: 6 Month LIBOR	[0.00]%	Northern CA Concentration	[7.30]%
1 Year LIBOR	[99.96]%	Southern CA Concentration	[21.74]%
1 Year CMT	[0.04]%	WA Original LTV	[78.52]%
		WA Credit Score**	[702]
WA Months to Reset	[58]	Full/Alt Doc*	[28.07]%
Interest Only Loans	[97.07]%	Reduced Doc*	[65.68]%
WAM	[358]	Prepayment Penalties	[70.45]%

Loan Groups 1-4 Collateral Details
Gross WAC	[5.855]%	Total Loan Balance	$[676,511,395.36]
Net WAC	[5.477]%	Average Loan Balance	$[259,498.04]
WA Gross Margin	[2.399]%	Maximum Loan Balance	$[1,500,000.00]
WA Net Margin	[2.022]%	California Concentration	[36.10]%
Index: 6 Month LIBOR	[24.30]%	Northern CA Concentration	[12.10]%
1 Year LIBOR	[75.10]%	Southern CA Concentration	[24.00]%
1 Year CMT	[0.60]%	WA Original LTV	[75.75]%
		WA Credit Score**	[709]
WA Months to Reset	[60]	Full/Alt Doc*	[27.02]%
Interest Only Loans	[92.27]%	Reduced Doc*	[60.28]%
WAM	[358]	Prepayment Penalties	[57.78]%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-11	October 17, 2005
TERM SHEET	(212) 538-3831

COLLATERAL SUMMARY (continued)

NOTE: Information contained herein reflects the October 1, 2005 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 5 Collateral Details
Gross WAC	[6.744]%	Total Loan Balance	$[376,682,891.11]
Net WAC	[6.462]%	Average Loan Balance	$[261,041.50]
WA Gross Margin	[3.365]%	Maximum Loan Balance	$[1,500,000.00]
WA Net Margin	[3.084]%	California Concentration	[20.61]%
Index: 6 Month LIBOR	[79.82]%	Northern CA Concentration	[9.62]%
1 Year LIBOR	[16.77]%	Southern CA Concentration	[10.98]%
1 Year CMT	[3.42]%	WA Original LTV	[77.28]%
		WA Credit Score**	[708]
WA Months to Reset	[49]	Full/Alt Doc*	[15.10]%
Interest Only Loans	[68.75]%	Reduced Doc*	[57.24]%
WAM	[354]	Prepayment Penalties	[35.01]%

*The mortgage loans have been originated under “full” or “alternative,” “reduced documentation,” “stated income/stated assets” or “no income/no asset” programs. The “alternative,” “reduced,” “stated income/stated asset” and “no income/no asset” programs generally require either alternative or less documentation and verification than do full documentation programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of income/employment, assets and certain payment histories. Generally, an “alternative” documentation program requires information regarding the mortgagor’s income (i.e., W-2 forms, tax returns and/or pay stubs) and assets (i.e., bank statements) as does a “full doc” loan, however, alternative forms of standard verifications are used. Generally, under both “full” and “alternative” documentation programs at least one year of income documentation is provided. Generally, under a “reduced documentation” program, either no verification of a mortgagor’s stated income is undertaken by the originator or no verification of a mortgagor’s assets is undertaken by the originator. Under a “stated income/stated assets” program, no verification of either a mortgagor’s income or a mortgagor’s assets is undertaken by the originator although both income and assets are stated on the loan application and a “reasonableness test” is applied. Generally, under a “no income/no asset” program, the mortgagor is not required to state his or her income or assets and therefore, no verification of such mortgagor’s income or assets is undertaken by the originator. The underwriting for such mortgage loans may be based primarily or entirely on the estimated value of the mortgaged property and the LTV ratio at origination as well as on the payment history and credit score.

**Where Available

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

XIII. COLLATERAL DETAILS
NOTE: PRELIMINARY INFORMATION CONTAINED HEREIN REFLECTS THE October 1, 2005 CUT-OFF DATE SCHEDULED BALANCES.

COLLATERAL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND INDICATIVE.

	Summary Statistics

	Group 1	Group 2	Group 3	Group 4	Groups 1-4	Group 5
Count	102	489	346	1670	2607	1443
Scheduled Balance ($)	39,051,383.69	178,380,810.62	96,518,714.66	362,560,486.39	676,511,395.36	376,682,891.11
Avg. Scheduled Balance ($)	382,856.70	364,786.93	278,955.82	217,102.09	259,498.04	261,041.50
Min Scheduled Balance ($)	61,600.00	54,999.99	68,799.99	20,400.00	20,400.00	399.68
Max Scheduled Balance ($)	1,500,000.00	1,500,000.00	1,071,676.98	627,750.00	1,500,000.00	1,500,000.00
Wgt. Avg. Gross Rate (%)	5.308	5.743	5.907	5.955	5.855	6.744
Wgt. Avg. Net Rate (%)	4.933	5.368	5.511	5.580	5.477	6.462
Wgt. Avg. Gross Margin (%)	2.679	2.558	2.395	2.292	2.399	3.365
Wgt. Avg. Net Margin (%)	2.304	2.183	2.000	1.917	2.022	3.084
Wgt. Avg. Remaining Term (Months)	357	358	358	358	358	354
Wgt. Avg. Original Term (Months)	360	360	360	360	360	359
Wgt. Avg. Months to Roll	33	58	82	58	60	49
Wgt. Avg. Seasoning (Months)	3	2	2	2	2	5
Wgt. Avg. Original LTV (%)	73.74	71.58	73.86	78.52	75.75	77.28
Wgt. Avg. FICO**	719	717	717	702	709	708
Wgt. Avg. Initial Cap (%)	3.537	5.296	5.136	4.921	4.970	4.636
Wgt. Avg. Annualized Periodic Cap (%)	2.376	2.584	2.272	2.000	2.215	2.464
Wgt. Avg. Periodic Cap (%)	1.752	1.644	1.807	2.000	1.864	1.434
Wgt. Avg. Maximum Rate (%)	11.118	11.045	11.043	10.982	11.015	12.079

	Rate Index

Index	Group 1 (%)	Group 2 (%)	Group 3 (%)	Group 4 (%)	Groups 1-4 (%)	Group 5 (%)
Treasury - 1 Year	9.62	0.00	0.16	0.04	0.60	3.42
Libor - 6 Month	43.63	64.83	32.85	0.00	24.30	79.82
Libor - 1 Year	46.75	35.17	66.99	99.96	75.10	16.77
Total:	100.00	100.00	100.00	100.00	100.00	100.00

	Product

Product	Group 1 (%)	Group 2 (%)	Group 3 (%)	Group 4 (%)	Groups 1-4 (%)	Group 5 (%)
1 Yr Hybrid	0.00	0.00	0.00	0.00	0.00	0.19
2 Yr Hybrid	0.00	0.00	0.00	0.00	0.00	10.98
3 Yr Hybrid	100.00	0.00	0.00	0.00	5.77	14.62
5 Yr Hybrid	0.00	100.00	0.00	100.00	79.96	74.13
7 Yr Hybrid	0.00	0.00	100.00	0.00	14.27	0.07
Total:	100.00	100.00	100.00	100.00	100.00	100.00

	Months to Next Rate Adjustment Date

Month	Group 1 (%)	Group 2 (%)	Group 3 (%)	Group 4 (%)	Groups 1-4 (%)	Group 5 (%)
1	0.00	0.00	0.00	0.00	0.00	0.06
2	0.00	0.00	0.00	0.00	0.00	0.07
3	0.00	0.00	0.00	0.00	0.00	0.28
4	0.00	0.00	0.00	0.00	0.00	0.26
5	0.00	0.00	0.00	0.00	0.00	0.03
6	0.00	0.00	0.00	0.00	0.00	0.36
7	0.00	0.00	0.00	0.00	0.00	0.16
8	0.00	0.00	0.00	0.00	0.00	0.12
9	0.00	0.00	0.00	0.00	0.00	0.12
10	0.00	0.00	0.00	0.00	0.00	0.77
11	0.00	0.00	0.00	0.00	0.00	0.40
12	0.00	0.00	0.00	0.00	0.00	0.56
14	0.00	0.00	0.00	0.00	0.00	0.23
16	0.00	0.00	0.00	0.00	0.00	0.04
17	0.00	0.00	0.00	0.00	0.00	0.03
18	0.00	0.00	0.00	0.00	0.00	0.07
19	0.00	0.00	0.00	0.00	0.00	0.48
20	0.00	0.00	0.00	0.00	0.00	1.07
21	0.00	0.00	0.00	0.00	0.00	0.93
22	0.00	0.00	0.00	0.00	0.00	4.00
23	0.00	0.00	0.00	0.00	0.00	4.85
25	0.87	0.00	0.00	0.00	0.05	0.05
28	1.33	0.00	0.00	0.00	0.08	0.00
29	0.91	0.00	0.00	0.00	0.05	0.12
30	3.77	0.00	0.00	0.00	0.22	0.02
31	8.66	0.00	0.00	0.00	0.50	0.67
32	17.87	0.00	0.00	0.00	1.03	1.08
33	25.46	0.00	0.00	0.00	1.47	2.32
34	33.69	0.00	0.00	0.00	1.94	3.61
35	7.44	0.00	0.00	0.00	0.43	4.83
36	0.00	0.00	0.00	0.00	0.00	0.26
41	0.00	0.00	0.00	0.00	0.00	0.02
44	0.00	0.00	0.00	0.05	0.03	0.00
45	0.00	0.00	0.00	0.00	0.00	0.08
49	0.00	0.04	0.00	0.00	0.01	0.00
50	0.00	0.18	0.00	0.00	0.05	0.00
51	0.00	0.20	0.00	0.00	0.05	0.07
52	0.00	0.00	0.00	0.04	0.02	0.07
53	0.00	0.22	0.00	0.10	0.11	0.03
54	0.00	1.37	0.00	0.68	0.73	0.15
55	0.00	1.34	0.00	0.60	0.68	0.58
56	0.00	5.13	0.00	5.66	4.38	1.56
57	0.00	18.41	0.00	30.95	21.44	8.66
58	0.00	49.85	0.00	29.59	29.00	30.82
59	0.00	23.26	0.00	31.25	22.88	25.24
60	0.00	0.00	0.00	1.07	0.57	4.88
69	0.00	0.00	0.16	0.00	0.02	0.00
72	0.00	0.00	0.18	0.00	0.03	0.00
74	0.00	0.00	0.23	0.00	0.03	0.00
77	0.00	0.00	0.71	0.00	0.10	0.00
78	0.00	0.00	1.51	0.00	0.22	0.00
79	0.00	0.00	5.32	0.00	0.76	0.00
80	0.00	0.00	6.28	0.00	0.90	0.00
81	0.00	0.00	25.23	0.00	3.60	0.00
82	0.00	0.00	22.68	0.00	3.24	0.00
83	0.00	0.00	36.81	0.00	5.25	0.00
84	0.00	0.00	0.89	0.00	0.13	0.00
Total:	100.00	100.00	100.00	100.00	100.00	100.00

	Current Mortgage Rates

(%)	Group 1 (%)	Group 2 (%)	Group 3 (%)	Group 4 (%)	Groups 1-4 (%)	Group 5 (%)
4.251 - 4.500	2.26	0.00	0.97	0.00	0.27	0.19
4.501 - 4.750	2.50	0.73	0.53	0.56	0.71	0.16
4.751 - 5.000	16.26	2.54	3.66	2.25	3.34	0.56
5.001 - 5.250	21.10	4.85	5.33	6.16	6.56	0.16
5.251 - 5.500	36.89	16.08	12.41	11.19	14.14	0.83
5.501 - 5.750	20.98	26.66	21.69	18.09	21.03	1.81
5.751 - 6.000	0.00	35.42	25.68	25.24	26.53	5.21
6.001 - 6.250	0.00	13.71	9.27	13.26	12.05	13.11
6.251 - 6.500	0.00	0.00	10.26	12.59	8.21	19.81
6.501 - 6.750	0.00	0.00	4.54	5.72	3.71	15.01
6.751 - 7.000	0.00	0.00	3.66	4.09	2.71	16.79
7.001 - 7.250	0.00	0.00	0.21	0.34	0.21	9.01
7.251 - 7.500	0.00	0.00	1.06	0.16	0.23	9.16
7.501 - 7.750	0.00	0.00	0.30	0.13	0.11	5.34
7.751 - 8.000	0.00	0.00	0.00	0.14	0.07	2.04
8.001 - 8.250	0.00	0.00	0.14	0.01	0.02	0.04
8.251 - 8.500	0.00	0.00	0.29	0.05	0.07	0.07
8.501 - 8.750	0.00	0.00	0.00	0.03	0.02	0.34
8.751 - 9.000	0.00	0.00	0.00	0.00	0.00	0.11
9.001 - 9.250	0.00	0.00	0.00	0.00	0.00	0.23
9.251 - 9.500	0.00	0.00	0.00	0.00	0.00	0.01
9.751 - 10.000	0.00	0.00	0.00	0.00	0.00	0.01
10.001 - 10.250	0.00	0.00	0.00	0.00	0.00	0.02
Total:	100.00	100.00	100.00	100.00	100.00	100.00

	Scheduled Balances

$	Group 1 (%)	Group 2 (%)	Group 3 (%)	Group 4 (%)	Groups 1-4 (%)	Group 5 (%)
0.01 - 50,000.00	0.00	0.00	0.00	0.03	0.01	0.38
50,000.01 - 100,000.00	0.16	0.72	1.59	1.85	1.42	1.95
100,000.01 - 150,000.00	1.95	3.33	6.08	11.43	7.99	8.05
150,000.01 - 200,000.00	5.53	5.92	11.97	17.12	12.76	11.77
200,000.01 - 250,000.00	10.52	6.79	13.92	19.91	15.06	10.87
250,000.01 - 300,000.00	8.61	7.19	15.69	22.47	16.67	11.58
300,000.01 - 350,000.00	4.84	7.63	13.61	20.89	15.43	9.81
350,000.01 - 400,000.00	8.56	9.25	3.81	4.98	6.14	8.83
400,000.01 - 450,000.00	6.65	9.57	4.38	0.48	3.79	5.52
450,000.01 - 500,000.00	9.75	6.59	3.92	0.52	3.14	7.46
500,000.01 - 550,000.00	6.61	8.54	2.17	0.15	3.02	4.20
550,000.01 - 600,000.00	5.92	7.10	4.77	0.00	2.90	5.07
600,000.01 - 650,000.00	11.43	10.07	3.32	0.17	3.88	5.22
650,000.01 - 700,000.00	0.00	3.42	1.42	0.00	1.11	1.45
700,000.01 - 750,000.00	0.00	1.26	3.04	0.00	0.77	0.77
750,000.01 - 800,000.00	4.02	3.04	2.45	0.00	1.38	0.62
800,000.01 - 850,000.00	4.26	0.94	0.88	0.00	0.62	0.66
850,000.01 - 900,000.00	2.25	0.50	0.91	0.00	0.39	1.63
900,000.01 - 950,000.00	0.00	1.54	2.90	0.00	0.82	0.50
950,000.01 - 1,000,000.00	5.11	4.47	2.04	0.00	1.76	2.86
1,050,000.01 - 1,100,000.00	0.00	0.62	1.11	0.00	0.32	0.00
1,150,000.01 - 1,200,000.00	0.00	0.67	0.00	0.00	0.18	0.00
>= 1,200,000.01	3.84	0.84	0.00	0.00	0.44	0.80
Total:	100.00	100.00	100.00	100.00	100.00	100.00

	Geographic Distribution

State	Group 1 (%)	Group 2 (%)	Group 3 (%)	Group 4 (%)	Groups 1-4 (%)	Group 5 (%)
Alabama	2.05	0.06	0.00	0.54	0.43	0.00
Alaska	0.00	0.20	0.00	0.04	0.07	0.00
Arizona	3.25	7.59	7.47	5.65	6.28	8.90
Arkansas	0.00	0.00	0.00	0.04	0.02	0.11
California	48.92	48.45	34.62	29.04	36.10	20.61
Colorado	2.94	4.00	2.24	3.53	3.44	1.99
Connecticut	0.00	0.52	1.88	0.78	0.82	0.79
Delaware	0.48	0.79	0.00	0.14	0.31	0.19
District of Columbia	0.00	0.00	0.00	0.25	0.13	0.49
Florida	10.62	5.00	14.13	19.19	14.23	16.00
Georgia	2.55	0.84	1.76	2.51	1.96	2.56
Hawaii	2.07	0.99	0.76	1.39	1.23	0.73
Idaho	0.00	0.21	0.83	1.13	0.78	0.51
Illinois	0.00	1.93	1.02	2.35	1.91	1.83
Indiana	0.00	0.12	0.27	0.15	0.15	0.06
Iowa	0.00	0.07	0.00	0.00	0.02	0.28
Kansas	0.00	0.00	0.00	0.11	0.06	0.25
Kentucky	0.00	0.05	0.00	0.34	0.20	0.13
Maine	0.00	0.00	0.00	0.12	0.06	0.04
Maryland	2.27	2.13	2.17	2.64	2.42	2.04
Massachusetts	4.38	3.94	3.53	1.38	2.53	2.98
Michigan	2.84	1.02	0.65	1.27	1.21	1.21
Minnesota	0.00	1.05	0.00	0.46	0.52	0.63
Missouri	0.00	0.51	0.00	0.26	0.27	0.61
Montana	0.00	0.14	0.00	0.07	0.07	0.24
Nebraska	0.00	0.00	0.12	0.00	0.02	0.00
Nevada	9.40	5.33	6.29	9.10	7.72	7.62
New Hampshire	0.00	0.10	0.00	0.39	0.24	0.21
New Jersey	2.63	3.17	2.89	0.77	1.81	8.12
New Mexico	0.00	0.35	0.00	0.00	0.09	0.13
New York	0.00	2.99	3.35	0.14	1.34	6.83
North Carolina	0.41	1.25	1.19	0.84	0.97	0.83
Ohio	0.78	0.00	1.04	2.18	1.36	1.02
Oklahoma	0.00	0.00	0.28	0.12	0.10	0.05
Oregon	1.00	0.43	3.45	1.67	1.56	0.59
Pennsylvania	0.92	0.46	0.59	0.58	0.57	0.93
Rhode Island	0.00	0.11	1.15	0.13	0.26	0.38
South Carolina	0.51	3.71	0.39	0.54	1.36	1.01
Tennessee	0.00	0.00	0.52	1.02	0.62	0.12
Texas	0.00	0.52	0.85	1.04	0.81	1.84
Utah	0.00	0.06	0.37	1.71	0.99	0.97
Vermont	0.00	0.00	0.00	0.00	0.00	0.13
Virginia	0.91	0.89	2.32	2.30	1.85	4.62
Washington	1.08	0.94	3.75	3.70	2.83	1.13
West Virginia	0.00	0.00	0.00	0.24	0.13	0.00
Wisconsin	0.00	0.09	0.12	0.16	0.12	0.09
Wyoming	0.00	0.00	0.00	0.00	0.00	0.18
Total:	100.00	100.00	100.00	100.00	100.00	100.00

	Gross Margin

(%)	Group 1 (%)	Group 2 (%)	Group 3 (%)	Group 4 (%)	Groups 1-4 (%)	Group 5 (%)
1.751 - 2.000	0.00	0.38	0.85	0.00	0.22	0.03
2.001 - 2.250	41.37	62.35	82.20	94.25	81.07	25.91
2.251 - 2.500	14.09	8.10	1.29	0.06	3.17	1.32
2.501 - 2.750	16.11	6.77	3.33	1.32	3.90	8.67
2.751 - 3.000	7.32	1.93	2.50	1.86	2.28	7.49
3.001 - 3.250	15.68	7.99	7.37	2.20	5.24	8.31
3.251 - 3.500	0.00	8.00	0.39	0.32	2.34	6.60
3.501 - 3.750	2.83	3.44	0.64	0.00	1.16	6.44
3.751 - 4.000	0.00	0.00	1.21	0.00	0.17	9.92
4.001 - 4.250	0.00	0.08	0.00	0.00	0.02	6.07
4.251 - 4.500	0.92	0.00	0.00	0.00	0.05	6.98
4.501 - 4.750	0.00	0.00	0.00	0.00	0.00	3.41
4.751 - 5.000	1.66	0.95	0.21	0.00	0.38	8.33
5.001 - 5.250	0.00	0.00	0.00	0.00	0.00	0.27
5.251 - 5.500	0.00	0.00	0.00	0.00	0.00	0.01
5.751 - 6.000	0.00	0.00	0.00	0.00	0.00	0.22
6.751 - 7.000	0.00	0.00	0.00	0.00	0.00	0.02
Total:	100.00	100.00	100.00	100.00	100.00	100.00

	Maximum Rate

(%)	Group 1 (%)	Group 2 (%)	Group 3 (%)	Group 4 (%)	Groups 1-4 (%)	Group 5 (%)
9.251 - 9.500	0.45	0.00	0.97	0.00	0.16	0.00
9.501 - 9.750	0.00	0.73	0.53	0.41	0.49	0.00
9.751 - 10.000	7.42	2.05	3.66	1.95	2.53	0.40
10.001 - 10.250	0.51	2.61	4.31	5.76	4.42	0.00
10.251 - 10.500	7.88	11.84	10.04	10.11	10.43	0.95
10.501 - 10.750	7.03	18.14	19.83	17.94	17.63	0.92
10.751 - 11.000	8.84	24.87	23.34	25.24	23.93	2.62
11.001 - 11.250	20.59	12.24	9.09	13.59	13.00	8.50
11.251 - 11.500	30.82	4.24	10.96	13.63	11.77	15.19
11.501 - 11.750	16.46	8.52	5.10	6.02	7.15	11.79
11.751 - 12.000	0.00	11.05	4.28	4.38	5.87	14.52
12.001 - 12.250	0.00	3.70	1.41	0.40	1.40	10.44
12.251 - 12.500	0.00	0.00	2.62	0.20	0.48	10.90
12.501 - 12.750	0.00	0.00	1.60	0.13	0.30	7.56
12.751 - 13.000	0.00	0.00	1.73	0.14	0.32	6.59
13.001 - 13.250	0.00	0.00	0.14	0.01	0.02	3.15
13.251 - 13.500	0.00	0.00	0.40	0.05	0.08	3.10
13.501 - 13.750	0.00	0.00	0.00	0.03	0.02	2.22
13.751 - 14.000	0.00	0.00	0.00	0.00	0.00	0.48
14.001 - 14.250	0.00	0.00	0.00	0.00	0.00	0.03
14.251 - 14.500	0.00	0.00	0.00	0.00	0.00	0.01
14.501 - 14.750	0.00	0.00	0.00	0.00	0.00	0.05
14.751 - 15.000	0.00	0.00	0.00	0.00	0.00	0.05
15.001 - 15.250	0.00	0.00	0.00	0.00	0.00	0.22
15.251 - 15.500	0.00	0.00	0.00	0.00	0.00	0.09
15.501 - 15.750	0.00	0.00	0.00	0.00	0.00	0.01
16.001 - 16.250	0.00	0.00	0.00	0.00	0.00	0.04
16.501 - 16.750	0.00	0.00	0.00	0.00	0.00	0.04
16.751 - 17.000	0.00	0.00	0.00	0.00	0.00	0.00
17.001 - 17.250	0.00	0.00	0.00	0.00	0.00	0.02
17.251 - 17.500	0.00	0.00	0.00	0.00	0.00	0.00
17.501 - 17.750	0.00	0.00	0.00	0.00	0.00	0.06
17.751 - 18.000	0.00	0.00	0.00	0.00	0.00	0.04
18.001 - 18.250	0.00	0.00	0.00	0.00	0.00	0.02
18.501 - 18.750	0.00	0.00	0.00	0.00	0.00	0.01
Total:	100.00	100.00	100.00	100.00	100.00	100.00

	Credit Score

FICO Score	Group 1 (%)	Group 2 (%)	Group 3 (%)	Group 4 (%)	Groups 1-4 (%)	Group 5 (%)
Not Available	0.00	0.00	1.02	0.44	0.38	0.82
576 - 600	0.00	0.00	0.00	0.00	0.00	0.10
601 - 625	1.94	0.76	1.00	1.56	1.29	1.45
626 - 650	7.50	6.40	6.24	11.45	9.15	7.70
651 - 675	8.47	13.62	8.74	22.12	17.19	18.36
676 - 700	18.98	17.19	24.20	17.11	18.25	18.79
701 - 725	16.68	18.37	18.87	17.27	17.75	18.72
726 - 750	17.90	17.77	13.67	11.62	13.90	12.80
751 - 775	16.46	13.49	13.55	11.26	12.47	13.28
776 - 800	11.10	9.75	11.77	6.05	8.13	6.55
801 - 825	0.97	2.65	0.94	1.12	1.49	1.44
>= 826	0.00	0.00	0.00	0.00	0.00	0.00
Total:	100.00	100.00	100.00	100.00	100.00	100.00

	Property Type

Type	Group 1 (%)	Group 2 (%)	Group 3 (%)	Group 4 (%)	Groups 1-4 (%)	Group 5 (%)
Single Family Residence	56.92	63.33	51.82	47.77	52.98	52.86
Condo	9.17	9.99	17.97	20.27	16.59	13.37
2-4 Family	3.71	5.65	6.57	3.68	4.61	12.53
Co-op	0.00	0.14	0.93	0.00	0.17	0.04
PUD	30.20	20.90	22.71	28.27	25.65	21.21
Total:	100.00	100.00	100.00	100.00	100.00	100.00

	Occupancy Status

Status	Group 1 (%)	Group 2 (%)	Group 3 (%)	Group 4 (%)	Groups 1-4 (%)	Group 5 (%)
Primary	87.92	79.59	81.18	85.89	83.67	65.01
Second Home	4.87	5.90	7.95	7.04	6.74	6.58
Investment	7.21	14.51	10.87	7.07	9.58	28.41
Total:	100.00	100.00	100.00	100.00	100.00	100.00

	Loan Purpose

Purpose	Group 1 (%)	Group 2 (%)	Group 3 (%)	Group 4 (%)	Groups 1-4 (%)	Group 5 (%)
Purchase	53.74	55.75	54.31	71.39	63.81	73.53
Refinance - Rate Term	17.72	9.47	9.93	8.93	9.72	5.46
Refinance - Cashout	28.54	34.79	35.77	19.68	26.47	21.02
Total:	100.00	100.00	100.00	100.00	100.00	100.00

	Original Loan to Value Ratio

Original LTV	Group 1 (%)	Group 2 (%)	Group 3 (%)	Group 4 (%)	Groups 1-4 (%)	Group 5 (%)
<= 50.00	5.11	4.02	6.03	2.02	3.30	1.44
50.01 - 55.00	0.79	3.66	3.98	0.81	2.01	0.73
55.01 - 60.00	4.75	6.96	3.35	1.34	3.31	2.81
60.01 - 65.00	11.83	16.72	7.35	1.85	7.13	3.11
65.01 - 70.00	11.77	12.03	7.54	4.61	7.40	10.08
70.01 - 75.00	8.68	8.55	10.82	7.00	8.05	10.19
75.01 - 80.00	50.03	46.24	53.71	70.11	60.32	64.16
80.01 - 85.00	0.00	0.67	0.65	1.08	0.85	0.86
85.01 - 90.00	2.02	0.75	4.53	7.21	4.82	4.23
90.01 - 95.00	5.02	0.40	2.04	3.97	2.81	2.29
95.01 - 100.00	0.00	0.00	0.00	0.00	0.00	0.11
Total:	100.00	100.00	100.00	100.00	100.00	100.00

	Documentation Type

Documentation	Group 1 (%)	Group 2 (%)	Group 3 (%)	Group 4 (%)	Groups 1-4 (%)	Group 5 (%)
Full/Alternative	41.05	15.89	37.97	28.07	27.02	15.10
Reduced	42.53	59.81	48.02	65.68	60.28	57.24
Stated/Stated	9.91	11.69	5.43	0.79	4.85	13.60
No Income/ No Asset	6.51	12.61	8.58	5.45	7.85	14.06
Total:	100.00	100.00	100.00	100.00	100.00	100.00

	Original Term

Months	Group 1 (%)	Group 2 (%)	Group 3 (%)	Group 4 (%)	Groups 1-4 (%)	Group 5 (%)
180	0.00	0.00	0.00	0.00	0.00	0.21
240	0.00	0.00	0.00	0.00	0.00	0.11
300	0.00	0.00	0.00	0.00	0.00	0.11
360	100.00	100.00	100.00	100.00	100.00	99.57
Total:	100.00	100.00	100.00	100.00	100.00	100.00

	Remaining Term

Months	Group 1 (%)	Group 2 (%)	Group 3 (%)	Group 4 (%)	Groups 1-4 (%)	Group 5 (%)
<= 80	0.00	0.00	0.00	0.00	0.00	0.04
81 - 120	0.00	0.00	0.00	0.00	0.00	0.42
121 - 180	0.00	0.00	0.00	0.00	0.00	0.31
181 - 240	0.00	0.00	0.00	0.00	0.00	0.10
241 - 280	0.00	0.00	0.00	0.00	0.00	0.58
281 - 320	0.00	0.00	0.00	0.00	0.00	2.49
321 - 360	100.00	100.00	100.00	100.00	100.00	96.06
Total:	100.00	100.00	100.00	100.00	100.00	100.00

	Seasoning

Months	Group 1 (%)	Group 2 (%)	Group 3 (%)	Group 4 (%)	Groups 1-4 (%)	Group 5 (%)
0	0.00	0.00	0.89	1.07	0.70	5.14
1 - 5	93.12	97.98	96.32	98.05	97.50	90.03
6 - 10	6.01	1.97	2.45	0.82	1.66	0.62
11 - 15	0.87	0.04	0.34	0.00	0.11	0.31
16 - 20	0.00	0.00	0.00	0.05	0.03	0.02
46 - 50	0.00	0.00	0.00	0.00	0.00	1.82
51 - 55	0.00	0.00	0.00	0.00	0.00	0.41
61 - 65	0.00	0.00	0.00	0.00	0.00	0.08
66 - 70	0.00	0.00	0.00	0.00	0.00	0.04
71 - 75	0.00	0.00	0.00	0.00	0.00	0.36
76 - 80	0.00	0.00	0.00	0.00	0.00	0.04
81 - 85	0.00	0.00	0.00	0.00	0.00	0.11
86 - 90	0.00	0.00	0.00	0.00	0.00	0.10
91 - 95	0.00	0.00	0.00	0.00	0.00	0.21
96 - 100	0.00	0.00	0.00	0.00	0.00	0.00
101 - 105	0.00	0.00	0.00	0.00	0.00	0.05
106 - 110	0.00	0.00	0.00	0.00	0.00	0.02
116 - 120	0.00	0.00	0.00	0.00	0.00	0.10
126 - 130	0.00	0.00	0.00	0.00	0.00	0.00
131 - 135	0.00	0.00	0.00	0.00	0.00	0.03
136 - 140	0.00	0.00	0.00	0.00	0.00	0.01
141 - 145	0.00	0.00	0.00	0.00	0.00	0.01
146 - 150	0.00	0.00	0.00	0.00	0.00	0.01
156 - 160	0.00	0.00	0.00	0.00	0.00	0.01
171 - 175	0.00	0.00	0.00	0.00	0.00	0.01
181 - 185	0.00	0.00	0.00	0.00	0.00	0.00
186 - 190	0.00	0.00	0.00	0.00	0.00	0.00
201 - 205	0.00	0.00	0.00	0.00	0.00	0.09
211 - 215	0.00	0.00	0.00	0.00	0.00	0.03
216 - 220	0.00	0.00	0.00	0.00	0.00	0.10
226 - 230	0.00	0.00	0.00	0.00	0.00	0.00
241 - 245	0.00	0.00	0.00	0.00	0.00	0.02
251 - 255	0.00	0.00	0.00	0.00	0.00	0.03
256 - 260	0.00	0.00	0.00	0.00	0.00	0.05
261 - 265	0.00	0.00	0.00	0.00	0.00	0.12
276 - 280	0.00	0.00	0.00	0.00	0.00	0.01
Total:	100.00	100.00	100.00	100.00	100.00	100.00

	Initial Rate Cap

(%)	Group 1 (%)	Group 2 (%)	Group 3 (%)	Group 4 (%)	Groups 1-4 (%)	Group 5 (%)
1.000	0.00	0.00	0.00	0.00	0.00	0.19
2.000	33.49	0.00	0.00	2.65	3.35	9.14
3.000	37.04	0.11	0.00	0.00	2.17	12.91
4.000	0.59	0.00	0.00	0.00	0.03	0.00
5.000	0.00	70.09	86.41	97.35	82.98	60.12
6.000	28.88	29.80	13.59	0.00	11.46	17.64
Total:	100.00	100.00	100.00	100.00	100.00	100.00

	Interest Only Period

Month	Group 1 (%)	Group 2 (%)	Group 3 (%)	Group 4 (%)	Groups 1-4 (%)	Group 5 (%)
0	9.41	14.19	13.15	2.93	7.73	31.25
24	0.00	0.00	0.00	0.00	0.00	0.26
36	34.77	0.00	0.00	0.00	2.01	5.57
60	2.16	30.35	0.00	96.68	59.94	9.29
84	0.00	0.00	66.65	0.00	9.51	0.00
120	53.66	55.45	20.21	0.38	20.81	53.64
Total:	100.00	100.00	100.00	100.00	100.00	100.00

	Prepayment Penalty Period

Month	Group 1 (%)	Group 2 (%)	Group 3 (%)	Group 4 (%)	Groups 1-4 (%)	Group 5 (%)
0	65.11	67.39	34.06	29.55	42.22	64.99
3	0.00	0.36	0.00	0.00	0.10	0.00
4	0.46	1.78	0.62	0.00	0.58	0.45
5	0.00	0.00	0.00	0.00	0.00	0.08
6	0.00	0.36	0.31	0.00	0.14	1.90
12	11.67	4.04	34.40	35.35	25.59	4.87
24	7.16	4.80	2.07	0.00	1.97	6.91
30	0.00	0.00	0.00	0.00	0.00	0.07
36	13.82	20.89	20.03	20.35	20.07	19.93
48	0.00	0.00	0.00	0.00	0.00	0.14
60	1.78	0.38	8.52	14.76	9.33	0.67
Total:	100.00	100.00	100.00	100.00	100.00	100.00

** Where Available